Exhibit 10.29

COVENTRY HEALTH CARE, INC.

RETIREMENT SAVINGS PLAN

Amended and Restated

Effective as of January 1, 2006

COVENTRY HEALTH CARE, INC.

RETIREMENT SAVINGS PLAN

TABLE OF CONTENTS

INTRODUCTION		1

ARTICLE 1 DEFINITIONS		2
1.01	Account	2
1.02	Account Participant	2
1.03	“Actual Contribution Ratio”	2
1.04	“Actual Deferral Ratio”	3
1.05	“Affiliate”	3
1.06	“Alternate Payee”	3
1.07	“Annuity Contract”	3
1.08	“Automatic Deferral Election”	3
1.09	“Average Contribution Percentage”	4
1.10	“Average Deferral Percentage”	4
1.11	“Beneficiary”	4
1.12	“Benefit Commencement Date”	5
1.13	“Board”	5
1.14	“Catch-Up Contributions”	5
1.15	“Code”	5
1.16	“Company”	5
1.17	“Compensation”	6
1.18	“Contributions”	6
1.19	“Distributee”	6
1.20	“Earned Income”	6
1.21	“Elective Deferral Contributions”	7
1.22	“Eligible Employee”	7
1.23	“Eligible Retirement Plan”	7
1.24	“Eligible Rollover Distribution”	7
1.25	“Employee”	8
1.26	“Employer”	8
1.27	“Employer Contributions”	8
1.28	“Employment Commencement Date”	9
1.29	“ERISA”	9
1.30	“Excess Aggregate Contributions”	9
1.31	“Excess Contributions”	9
1.32	“Excess Elective Deferrals”	9
1.33	“FMLA Leave”	9
1.34	“Forfeiture Date”	9
1.35	“Highly Compensated Employee”	10
1.36	“Hour of Service”	10
1.37	“Inactive Participant”	10
1.38	“Investment Fund”	10

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1.39	“Investment Manager”	11
1.40	“Leased Employee”	11
1.41	“Limitation Year”	12
1.42	“Loan Administrator”	12
1.43	“Named Fiduciary”	12
1.44	“Non-highly Compensated Employee”	12
1.45	“Normal Retirement Age”	12
1.46	“Normal Retirement Date”	13
1.47	“Participant”	13
1.48	“Parental Absence”	13
1.49	“Period of Military Duty”	13
1.50	“Period of Service”	13
1.51	“Period of Severance”	13
1.52	“Plan”	13
1.53	“Plan Administrator”	13
1.54	“Plan Year”	14
1.55	“Predecessor Employer”	14
1.56	“Qualifying Employer Securities”	14
1.57	“Qualifying Employer Securities Fund”	14
1.58	“ Qualified Matching Contributions”	14
1.59	“Qualified Nonelective Contributions”	14
1.60	“Reemployment Commencement Date”	14
1.61	“Regulation”	15
1.62	“Rollover Contributions”	15
1.63	“Self-employed Individual”	15
1.64	“Severance from Service Date”	15
1.65	“Totally and Permanently Disabled”	15
1.66	“Trust Agreement”	15
1.67	“Trust Fund or Fund”	16
1.68	“Trustee”	16
1.69	“Valuation Date”	16
1.70	“Vesting Service”	16
1.71	“Years of Service”	17

ARTICLE 2 PARTICIPATION		18
2.01	Eligibility	18
2.02	Commencement of Participation	18
2.03	Change In Participation	18
2.04	Termination of Participation	19
2.05	Omission of Eligible Employee	19

ARTICLE 3 CONTRIBUTIONS		20
3.01	Automatic Deferral Election	20
3.02	Affirmative Election to make Elective Deferral Contributions	21

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3.03	Catch-up Contributions	21
3.04	Limitation on Elective Deferral Contributions	21
3.05	Employer Matching Contributions	22
3.06	Rollover Contributions	22
3.07	Vesting	24
3.08	Forfeitures	25
3.09	Repayments	25
3.10	Return of Contributions to Employer	26
3.11	Veteran Rights	27
3.12	Corrective Contributions	27

ARTICLE 4 LIMITATIONS ON CONTRIBUTIONS		28
4.01	Dollar Limitation on Elective Deferral Contributions	28
4.02	ADP Limitation on Elective Deferral Contributions	28
4.03	ACP Limitation On Matching Contributions	33
4.04	Limitation on Allocations	38
4.05	Participants Not Covered Under Other Plans	39
4.06	Participants Covered Under Other defined Contribution Plans	41

ARTICLE 5 INVESTMENT OF CONTRIBUTIONS		43
5.01	Investment and Timing of Contributions	43
5.02	Valuation of Funds/Qualifying Employer Securities	44
5.03	Notice to Participants	46

ARTICLE 6 DISTRIBUTION OF BENEFITS		47
6.01	Forms of Distribution	47
6.02	Distribution Election Procedures	47
6.03	Consent to Distribution	47
6.04	Direct Rollover	48
6.05	Timing of Distribution	48
6.06	In-Service Withdrawals	50
6.07	Hardship Withdrawals	50
6.08	Loans	50
6.09	Distributions Under Qualified Domestic Relations Orders	54

ARTICLE 7 DISTRIBUTION REQUIREMENTS		56
7.01	General Rules	56
7.02	Time and Manner of Distribution	56
7.03	Required Minimum Distributions During Participant’s Lifetime	57
7.04	Required Minimum Distributions After Participant’s Death	57
7.05	Definitions	59

ARTICLE 8 GENERAL PROVISIONS		61
8.01	Amendments	61

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8.02	Mergers and Direct Transfers	61
8.03	Termination of Plan	62

ARTICLE 9 ADMINISTRATION OF THE PLAN		64
9.01	Administration	64
9.02	Employers	64
9.03	Plan Expenses	65
9.04	Assignment and Levy	65
9.05	Infancy or Incompetency	65
9.06	Missing Persons	66
9.07	Claim and Appeal Procedures	66
9.08	Voting and Tender of Qualifying Employer Securities	68

ARTICLE 10 TOP HEAVY PROVISIONS		70
10.01	Determination of Top-Heavy Status	70
10.02	Top-Heavy Plan Definition and Ratio	70
10.03	Determination Date	71
10.04	Present Value of Accrued Benefits	71
10.05	Adjustments to Present Value of Accrued Benefits	72
10.06	Adjustments to Plan Provisions if Plan is Top-Heavy	72
10.07	“Key Employee” and “Non-Key Employee” Defined	73

ARTICLE 11 MISCELLANEOUS		75
11.01	Nonguarantee of Employment	75
11.02	Titles and Headings	75

APPENDIX I –	FIRST HEALTH GROUP CORP. RETIREMENT
	SAVINGS PLAN PROTECTED BENEFITS	APP. I-1

APPENDIX II -	FIRST HEALTH PRIORITY SERVICES, INC. 401(K)
	PLAN PROTECTED BENEFITS	APP.II-1

ATTACHMENT A – Employers		ATT.A-1

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INTRODUCTION

Coventry Health Care, Inc. (the “Company”) established the Coventry Health Care, Inc. Retirement Savings Plan (the “Plan”), effective as of April 1, 1998, for the benefit of eligible employees. The Plan was amended and restated for the Uruguay Round Agreements Act, General Agreement on Tariffs and Trade (“GATT”), the Uniformed Services Employment and Re-employment Rights Act of 1994 (“USERRA”), the Small Business Job Protection Act of 1996 (“SBJPA”) and the Tax Payer Relief Act of 1997 (“TRA ‘97”), collectively referred to as “GUST”, effective as of April 1, 1998. The Plan was further amended for the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), effective as of January 1, 2002, and amended thereafter to reflect certain regulatory provisions and design-based modifications.

Effective as of January 1, 2006, the Plan is hereby amended and restated in its entirety. It is intended that the Plan qualify under the Internal Revenue Code of 1986 as a profit sharing plan that includes a qualified cash or deferred arrangement, and shall be interpreted in accordance with such legal requirements. Employers agree to operate the Plan according to the terms, provisions and conditions set forth in this document.

ARTICLE 1

DEFINITIONS

Words and phrases defined in this Definitions Section shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

1.01

“Account” means, with respect to any Participant, the value of his or her undivided share of the Trust Fund which is composed of sub-accounts including, but not limited to, those for one or more of the following types of contributions and any earnings or appreciation thereon: (i) Elective Deferral Contributions; (ii) Matching Contributions; (iii) Qualified Nonelective Contributions; (iv) Qualified Matching Contributions; and (v) Rollover Contributions.

1.02	“Active Participant” means a Participant whose Compensation is currently being reduced for his or her Elective Deferral Contributions to the Plan.
1.03

“Actual Contribution Ratio” means for each Eligible Employee who has met the eligibility requirements of Section 2.01, for the applicable Plan Year, the sum of his or her: (i) Matching Contributions (other than Matching Contributions made on account of additional Elective Deferral Contributions made pursuant to Section 3.11 and Section 414(u) of the Code), and (ii) any Qualified Nonelective Contributions and Elective Deferral Contributions treated as Matching Contributions for that Plan Year, divided by the Employee’s Compensation for that Plan Year (provided the Average Deferral Percentage Test of Article 4 is met before the Average Contribution Percentage Test of Article 4 is met and continues to be met following the exclusion of those contributions that are used to meet such Average Contribution Percentage Test), and calculated to the nearest one-hundredth of one percent. If a Highly Compensated Employee is eligible to participate in any other qualified retirement plan of an Employer or Affiliate to which matching contributions and/or after-tax contributions are made, the Actual Contribution Ratio of such Highly Compensated Employee shall be calculated in accordance with, and to the extent required by, Regulations issued under Section 401(m) of the Code, by treating the Plan and such other qualified retirement plan or plans as a single plan. The Average Contribution Percentage for Highly Compensated Employees shall be adjusted to reflect the Actual Contribution Ratios so calculated for such Highly Compensated Employees.

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1.04

“Actual Deferral Ratio” means for each Eligible Employee who has met the eligibility requirements of Section 2.01, for the applicable Plan Year, the sum of his or her:
(i) Elective Deferral Contributions; and (ii) amounts treated as Elective Deferral Contributions (other than Catch-Up Contributions made pursuant to Section 3.03 and additional Elective Deferral Contributions made pursuant to Section 3.11 and Section 414(u) of the Code) for that Plan Year (but excluding Elective Deferral Contributions that are taken into account in determining the Eligible Employee’s Actual Contribution Ratio provided the Average Deferral Percentage Test of Article 4 is met both with and without the exclusion of those contributions), divided by the Employee’s Compensation for that Plan Year, and calculated to the nearest one-hundredth of one percent. If a Highly Compensated Employee is eligible to participate in any other cash or deferred arrangement (within the meaning of Section 401(k) of the Code) of an Employer or Affiliate, the Actual Deferral Ratio for such Highly Compensated Employee shall be calculated in accordance with, and to the extent required by, Regulations issued under Section 401(k) of the Code, by treating this Plan and such other cash or deferred arrangement(s) as a single plan. The Average Deferral Percentage for Highly Compensated Employees shall be adjusted to reflect the Actual Deferral Ratio so calculated for such Highly Compensated Employees.

1.05

“Affiliate” means: (i) any trade or business that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Company;
(ii) any trade of business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with the Company; (iii) any organization (whether or not incorporated) that is a member of any affiliated service group (as defined in Section 414(m) of the Code) that includes the Company; and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

1.06

“Alternate Payee” means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

1.07

“Annuity Contract” means an annuity contract or contracts into which an Employer may enter with an Insurer for guaranteed benefits, for the investment of Contributions in separate accounts, and for the payment of benefits under this Plan.

1.08	“Automatic Deferral Election” means the automatic Elective Deferral Contribution election set forth in Section 3.01.

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1.09

“Average Contribution Percentage” means the average (expressed as a percentage to the nearest one-hundredth of one percent) of the Actual Contribution Ratios of: (i) the Eligible Employees who are Highly Compensated Employees who met the eligibility requirements of Section 2.01 as a group for the current Plan Year; and (ii) the Eligible Employees who are Non-Highly Compensated Employees who met the eligibility requirements of Section 2.01 as a group for the preceding Plan Year. For purposes of the preceding sentence, the determination of the preceding Plan Year’s Average Contribution Percentage for the above group of Non-Highly Compensated Employees is made without regard to any such individual’s status in the current Plan Year. The Plan Administrator may take into account, in computing the Average Contribution Percentages, Elective Deferral Contributions as provided for in Regulation Section 1.401(m)-2(a)(6).

1.10

“Average Deferral Percentage” means the average (expressed as a percentage to the nearest one-hundredth of one percent) of the Actual Deferral Ratios of: (i) the Eligible Employees who are Highly Compensated Employees who met the eligibility requirements of Section 2.01 as a group for the current Plan Year; and (ii) the Non-Highly Compensated Employees who met the eligibility requirements of Section 2.01 as a group for the preceding Plan Year. For purposes of the preceding sentence, the determination of the preceding Plan Year’s Average Deferral Percentage for the above group of Non-Highly Compensated Employees is made without regard to any such individual’s status in the current Plan Year. The Plan Administrator may take into account in computing the Average Deferral Percentages, Qualified Nonelective Contributions and Qualified Matching Contributions meeting the requirements of Regulation Section 1.401(k)-6, but to the extent such contributions are so taken into account, such contributions shall not be taken into account in determining the Average Contribution Percentage.

1.11

“Beneficiary” means the person or persons (including a trust, or the estate of the Participant) designated by a Participant to receive any benefit under the Plan when the Participant dies; provided, however, that for the purpose of distributing any death benefit before the Participant’s Retirement Date, the Beneficiary of a married Participant shall automatically be his or her spouse unless the spouse consents to the designation of someone else as Beneficiary in a document filed with an Employer that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse’s consent must be limited to the Beneficiary, class of Beneficiaries, or contingent Beneficiary named in the election. The Spouse’s consent shall not be required if it is established to the satisfaction of the Plan Administrator that the consent cannot be obtained because there is no spouse, the spouse cannot be located or because of such other circumstance as may be prescribed by regulations issued by the Secretary of the Treasury. In addition to designating a primary Beneficiary, a Participant may designate a secondary Beneficiary to receive the death benefit in the event the primary Beneficiary does not survive. If there is no Beneficiary named or surviving when the Participant dies, the Participant’s Beneficiary shall be the Participant’s surviving spouse, or where there is no surviving spouse, the Participant’s estate.

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1.12	“Benefit Commencement Date” means the first day of the first period for which an amount is payable as an annuity or any other form.
1.13	“Board” means the board of directors of the Company.
1.14	“Catch-Up Contributions” means additional Elective Deferral Contributions as set forth in Section 3.03.
1.15

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and Regulations thereunder. References to any section of the Code shall be to that section as it may be renumbered, amended, supplemented or reenacted.

1.16	“Company” means Coventry Health Care, Inc.

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1.17

“Compensation” means, except for purposes of Article 4, “Limitations on Contributions,” the total wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by an Employer (in the course of an Employer’s trade or business) for which an Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052.

Compensation shall include elective contributions. For this purpose, elective contributions are amounts contributed by an Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Employee under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), or 403(b). Amounts under Code Section 125 include any amounts not available to an Employee in cash in lieu of group health coverage under a Code Section 125 arrangement because the Employee is unable to certify that he or she has other health coverage, provided that the Employer does not otherwise request or collect information regarding the Employee’s other health coverage as part of the enrollment process for the health plan. Compensation shall not include bonuses, non cash compensation and post-employment severance pay.

For any Self-employed Individual, Compensation means Earned Income.

For Plan Years beginning on or after January 1, 2002, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

1.18	“Contributions” means, with respect to any Participant, one or more of the following types of contributions:
	(a)	“Elective Deferral Contributions” made, pursuant to Sections 3.01, 3.02 or 3.03, by or on behalf of a Participant;
	(b)	“Matching Contributions” made, pursuant to Section 3.05, by an Employer with respect to a Participant who makes Elective Deferral Contributions;
(c)

“Qualified Nonelective Contributions” and “Qualified Matching Contributions” made, pursuant to Article 4, by an Employer with respect to a Participant that are 100% Vested when made and meet the additional requirements as set forth in Regulation Section 1.401(k)-6; and

	(d)	“Rollover Contributions” consisting of contributions a Participant has elected to transfer to this Plan pursuant to Section 3.06.
1.19

“Distributee” means an Employee or former Employee. In addition, the Employee’s (or former Employee’s) surviving spouse and the Employee’s (or former Employee’s) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

1.20

“Earned Income” means, for a Self-employed Individual, net earnings from self-employment in the trade or business for which the Plan is established if such Self-employed Individual’s personal services are a material income producing factor for that trade or business. Net earnings shall be without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items. Net earnings shall be reduced for Employer Contributions to the Employer’s qualified retirement plans to the extent deductible under Code Section 404.

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1.21

“Elective Deferral Contributions” means any Employer contributions made to the Plan at the election of the Participant in lieu of cash compensation. Elective Deferral Contributions shall not include any deferrals properly distributed as excess annual additions.

1.22	“Eligible Employee” means an Employee employed by an Employer who has completed one Hour of Service, except that Eligible Employee does not include any individual who is:
	(a)	included in a unit of Employees covered by a collective bargaining agreement, unless such collective bargaining agreement provides for their participation;
(b)

a provider of services to an Employer and/or an Affiliate pursuant to a contractual arrangement, either with that person or with a third party, other than one specifically providing for an employment relationship with an Employer; or

	(c)	a Leased Employee.

If any person excluded as an Eligible Employee pursuant to the preceding paragraph (b) shall be determined by a court, federal, state or local regulatory or administrative authority to have provided services as a common law employee of an Employer, such determination shall not alter such person’s ineligibility to participate in the Plan.

If an Employer reclassifies an individual as an Eligible Employee, he or she shall be an Eligible Employee prospectively from the effective date of that reclassification only, and then only if he or she otherwise satisfies the requirements of this Section. The decision of the Plan Administrator whether an Employee is an Eligible Employee shall be, in all respects, final and conclusive.

1.23

“Eligible Retirement Plan” means an individual retirement account described in Code Section 408(a); an individual retirement annuity described in Code Section 408(b) (other than an endowment contract); an annuity plan described in Code Section 403(a); an annuity contract described in Code Section 403(b); an eligible plan under Code Section 457(b) which is maintained by a state or political subdivision of a state and agrees to separately account for amounts transferred into such plan from this Plan; or a qualified trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a).

1.24	“Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution excludes:

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(a)

any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more;

	(b)	any distribution to the extent such distribution is a required minimum distribution under Code Section 401(a)(9);
	(c)	any amount that is distributed on account of hardship;
	(d)	the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and
	(e)	any other distribution(s) reasonably expected to total less than $200 during a year.

For purposes of Section 3.06, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

1.25

“Employee” means an individual who is employed by an Employer or any other entity required to be aggregated with an Employer under Code Sections 414(b), (c) or (m). The term Employee also shall include any Leased Employee deemed to be an employee of any Employer as provided in Code Section 414(n) or (o).

1.26	“Employer” means the Company or any Affiliate that has adopted this Plan. A list of Employers is set forth in Attachment A.
1.27

“Employer Contributions” means Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions made by an Employer with respect to a Participant, and corrective contributions, if any, made pursuant to Section 3.12.

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1.28	“Employment Commencement Date” means the first day on which an Employee first completes an Hour of Service with an Employer or an Affiliate.
1.29

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and Regulations thereunder. References to any section of ERISA shall be to that section as it may be renumbered, amended, supplemented or reenacted.

1.30

“Excess Aggregate Contributions” means, for a Plan Year, the excess of the aggregate amount of Matching Contributions actually taken into account in computing the Actual Contribution Ratio of a Highly Compensated Employee over the maximum of such contributions allowable under the Average Contribution Percentage Test of Article 4.

1.31

“Excess Contributions” means, for a Plan Year, the excess of the Elective Deferral Contributions actually taken into account in computing the Actual Deferral Ratio of a Highly Compensated Employee over the maximum of such contributions allowable under the Average Deferral Percentage Test of Article 4.

1.32

“Excess Elective Deferrals” means, for a calendar year, those Elective Deferral Contributions that exceed the dollar limitation under Code Section 402(g) (including, if applicable, the dollar limitation on Catch-up Contributions defined in Code Section 414(v)) for such year.

1.33

“FMLA Leave” means a leave of absence pursuant to the provisions of the Family and Medical Leave Act of 1993, as amended from time to time, and Regulations thereunder. References to any section of the FMLA shall be to that section as it may be renumbered, amended, supplemented or reenacted.

1.34	“Forfeiture Date” means the date on which a Participant’s nonvested Account balance is forfeited in accordance with Section 3.08(a).

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1.35

“Highly Compensated Employee” means any active or former Employee who is a “highly compensated active Employee” or a “highly compensated former Employee” as determined below and in accordance with Code Section 414(q) and the Regulations thereunder.

(a) A “highly compensated active Employee” is an Employee who performs service for an Employer or an Affiliate during the Plan Year and who:
(i) was a 5 percent owner at any time during the current Plan Year or the preceding Plan Year; or
(ii)

for the preceding Plan Year had Compensation from an Employer or an Affiliate in excess of $80,000 and, if the Company so elects, was in the top paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d).

(b)

A “highly compensated former Employee” is any Employee who separated from service (or was deemed to have separated) prior to the current Plan Year, performs no service for an Employer or an Affiliate during the current Plan Year, and was a highly compensated active Employee for either the separation year or any Plan Year ending on or after the Employee’s 55th birthday.

(c) “Compensation” for purposes of this Section shall mean compensation as defined in Code Section 415(c)(3).
1.36	“Hour of Service” means each hour for which an Employee is paid, or entitled to payment, for performing duties for an Employer.

Hours of Service shall be credited for employment with any other entity required to be aggregated with the Company under Code Sections 414(b), (c), (m) or (o) and the Regulations thereunder for purposes of eligibility and vesting. Hours of Service also shall be credited for any individual considered an Employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the Regulations thereunder.

1.37	“Inactive Participant” means a Participant for whom no Elective Deferral Contributions are currently being made.
1.38	“Investment Fund” means one or more of the funds which may from time to time be made available for investment of a Participant’s Account pursuant to Article 5.

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The Investment Fund shall be valued at current fair market value as of the applicable Valuation Date. The valuation shall take into consideration investment earnings credited, expenses charged, distributions made, and changes in the values of the assets held in the Investment Fund.

The Investment Fund shall be allocated at all times to Participants, except as otherwise expressly provided in the Plan. The Account of a Participant shall be credited or debited with its share of the gains and losses of the Investment Fund. That part of a Participant’s Account invested in a funding arrangement which establishes one or more accounts or investment vehicles for such Participant thereunder shall be credited or debited with the gain or loss from such accounts or investment vehicles. The part of a Participant’s Account which is invested in other funding arrangements shall be credited or debited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant’s Account invested in such funding arrangement to the total of the Investment Fund invested in such funding arrangement.

1.39	“Investment Manager” means any fiduciary appointed pursuant to Article 5 (other than the Named Fiduciary):
	(a)	who has the power to manage, acquire, or dispose of any assets of the Plan;
(b)

who: (i) is registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is not registered as an investment adviser under such Act by reason of paragraph (1) of section 203A(a) of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (iii) is a bank, as defined in that Act; or (iv) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

	(c)	who has acknowledged in writing being a fiduciary with respect to the Plan.
1.40	“Leased Employee” means:
	(a)	any person who performs services for an Employer (other than as an Employee):
(i) the services are provided pursuant to an agreement between an Employer and any other person (“Leasing Organization”);

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(ii)

such person has performed services for such Employer (including services performed for a related person in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year; and

(iii) such services are performed under primary direction or control of an Employer.
Contributions or benefits provided by the Leasing Organization to a Leased Employee, which are attributable to service performed for an Employer, shall be treated as provided by an Employer.
(b) A Leased Employee shall not be considered an Employee of an Employer if:
(i) such person is covered by a money purchase pension plan providing a nonintegrated Employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3); and
(ii) Leased Employees do not constitute more than 20 percent of the recipient’s nonhighly compensated work force.
1.41

“Limitation Year” means the Plan Year. If the Limitation Year is amended to a different consecutive 12 month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.42

“Loan Administrator” means the person or entity appointed by the Plan Administrator to administer the loan program hereunder. If no such person or entity is appointed, the Loan Administrator will be the Plan Administrator.

1.43

“Named Fiduciary” means the person or persons who have authority to control and manage the operation of the Plan. The Named Fiduciary is the 401(k) Plan Investment Committee as designated by the Board.

1.44	“Non-highly Compensated Employee” means an Employee who is not a Highly Compensated Employee.
1.45	“Normal Retirement Age” means age 65.

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1.46	“Normal Retirement Date” means first day of the month on or after the date the Participant reaches his or her Normal Retirement Age.
1.47	“Participant” means any person included in the membership of this Plan as provided in Article 2, including an Active Participant or an Inactive Participant.
1.48

“Parental Absence” means an Employee’s absence from work: (i) by reason of pregnancy of the Employee; (ii) by reason of birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.49

“Period of Military Duty” means the period of time from the date the Employee was first absent from active work for an Employer because of qualified military service as defined in Code Section 414(u)(5) and Chapter 43 of Title 38 of the U.S. Code to the date the Employee was reemployed.

1.50

“Period of Service” means a period of time beginning on an Employee’s Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his or her Severance from Service Date.

1.51

“Period of Severance” means a period of time beginning on an Employee’s Severance from Service Date and ending on the date such Employee again performs an Hour of Service for an Employer or an Affiliate provided, however, that no Period of Severance shall be deemed to have been incurred by reason of such Employee’s Period of Military Duty.

1.52	“Plan” means the Coventry Health Care, Inc. Retirement Savings Plan set forth herein and as it may be amended from time to time.
1.53	“Plan Administrator” means the person or persons appointed by the Board, or if not appointed by the Board, appointed by the Named Fiduciary, to administer the Plan.

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1.54	“Plan Year” means the calendar year.
1.55

“Predecessor Employer” means a company of which an Employer was once a part (e.g., due to a spinoff or change of corporate status) or an entity (including a division or an operation of an entity) absorbed by an Employer because of a merger or acquisition (stock or asset), which maintained this Plan.

1.56

“Qualifying Employer Securities” means any securities which are issued by an Employer or any Affiliate that meet the requirements of Code Section 409(l) and ERISA Section 407(d)(5). This also shall include any securities that satisfied the requirements of the definition when those securities were assigned to the Plan.

1.57

“Qualifying Employer Securities Fund” means that part of the assets of the Trust Fund that are designated to be held primarily or exclusively in Qualifying Employer Securities for the purpose of providing benefits for Participants.

1.58

“Qualified Matching Contributions” means matching Employer Contributions, other than Matching Contributions or Qualified Nonelective Contributions, that are 100% vested when made and meet the additional requirements as set forth in Regulation Section 1.401(k)-6.

1.59

“Qualified Nonelective Contributions” means nonelective Employer Contributions, other than Matching Contributions or Qualified Matching Contributions, that are 100% vested when made and meet the additional requirements as set forth in Regulation Section 1.401(k)-6.

1.60	“Reemployment Commencement Date” means the first date an Employee performs an Hour of Service for an Employer following a Period of Severance.

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1.61

“Regulation” means any regulation, ruling or other interpretation, validly promulgated by the U.S. Department of Treasury, U.S. Department of Labor, or other federal agency as the case may be, and in effect at the time in question. Reference to a Regulation or section thereof includes that Regulation or section and any comparable Regulation or section that amends, supplements or supersedes that Regulation or section.

1.62	“Rollover Contributions” means the Rollover Contributions which are made by an Eligible Employee or an Inactive Participant according to the provisions of Section 3.06.
1.63

“Self-employed Individual” means, with respect to any fiscal year, an individual who has Earned Income for the fiscal year (or would have Earned Income but for the fact the trade or business for which this Plan is established did not have net profits for such fiscal year.

1.64	“Severance from Service Date” means the earlier of:
(a) the date the Employee resigns, retires, dies, or is discharged; or
(b) the first anniversary of the first date the Employee begins a one year absence from service (with or without pay) for any reason.

Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, Severance from Service Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance.

1.65

“Totally and Permanently Disabled” means that the Participant has either qualified for benefits under the Employer’s long-term disability plan or has been determined to be “totally disabled” under the federal Social Security Act. The determination under the Employer’s long-term disability plan or the federal Social Security Act may be relied upon by the Plan Administrator for purposes of this Plan.

1.66	“Trust Agreement” means the agreement between the Company and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan.

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1.67

“Trust Fund or Fund” means the total funds held under the Trust Agreement for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund, and earnings thereon.

1.68	“Trustee” means the trustee or trustees under the Trust Agreement. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.
1.69

“Valuation Date” means the date on which the value of the assets of the Trust Fund is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the last day of the Plan Year. At the discretion of the Named Fiduciary, Plan Administrator or Insurer (whichever applies), assets of the Trust Fund may be valued more frequently. These dates also shall be Valuation Dates.

1.70

“Vesting Service” means an Employee’s Period of Service, expressed as years and fractional parts of a year (to four decimal places) on the basis that 365 days equals one year, measured from the Employee’s Employment Commencement Date to the Employee’s most recent Severance from Service Date, adjusted as follows:

(a)

Reduced by any Period of Severance that occurred prior to the Employee’s most recent Severance from Service Date, unless such Period of Severance is included under the service spanning rule set forth in (e) below.

	(b)	To include an Employee’s service with a Predecessor Employer that did not maintain this Plan. This service includes service performed while a proprietor or partner.
	(c)	To include service with an entity while that entity was an Affiliate, to the extent it has not already been credited.
	(d)	To include an Employee’s Period of Military Duty to the extent it has not already been credited.
	(e)	To include a Period of Severance under either of the following conditions (service spanning rule):
(i) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within 12 months; or

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(ii)

the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within 12 months of the date he or she was first absent.

If an Employee has more than one Period of Service or if all or a part of a Period of Service is not counted, his or her Vesting Service shall be determined by adjusting his or her Employment Commencement Date so that he or she has one continuous period of Vesting Service equal to the aggregate of all his or her countable Periods of Service.

1.71	“Years of Service” means an Employee’s Vesting Service disregarding any modifications which exclude service.

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ARTICLE 2

PARTICIPATION

2.01	Eligibility

An Employee employed by an Employer shall become an Eligible Employee upon the completion of one Hour of Service.

2.02	Commencement of Participation

An Eligible Employee shall become an Active Participant in the Plan upon making Elective Deferral Contributions to the Plan pursuant to the Plan’s Automatic or Affirmative Elective Deferral Contribution provisions, as set forth in Article 3.

2.03	Change In Participation
(a)

Change from Active Participant to Inactive Participant Status: If an Active Participant ceases to be an Eligible Employee because of a change in employment status including but not limited to a severance of employment or a transfer to the employ of an Affiliate that is not an Employer, or if he or she elects to discontinue making any Elective Deferral Contributions, he or she shall become an Inactive Participant, and the following shall apply:

(i)	An Active Participant shall become an Inactive Participant on the date indicated in (A) or (B) below, as applicable:
(A)	An Active Participant who ceases to be an Eligible Employee because of a change in his or her employment status shall become an Inactive Participant as of the date of his or her change in status.
(B)	An Active Participant who elects to discontinue making any Elective Deferral Contributions shall become an Inactive Participant as soon as practicable following the effective date of the election.
(ii)

An Inactive Participant’s Account shall continue to be revalued. An Inactive Participant shall not be eligible to make any Elective Deferral Contributions or to receive Matching Contributions for as long as he or she remains an Inactive Participant, other than any Matching Contributions due, if any, for the Plan Year in which the Participant became an Inactive Participant.

(iii)	An Inactive Participant shall have the same rights as an Active Participant to make any election hereunder.
(iv)	When an Inactive Participant’s employment terminates for any reason, he or she (or in the event of his or her death, his or her Beneficiary) shall be

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entitled to the benefits provided under the applicable provisions of this Plan.

(v)

Notwithstanding any provision in this Section to the contrary, except as otherwise noted in this Plan or as required by law, any Inactive Participant who is not an Employee on the effective date of this restatement shall be entitled to benefits determined according to the provisions of the prior document. Such individual shall become subject to this restated Plan document as of his or her Reemployment Commencement Date, unless such reemployment is as a Leased Employee.

(b)

Return to Active Participant Status: A Participant who became an Inactive Participant as a result of a change in employment status shall be eligible to become an Active Participant as of any payroll period following the date on which he or she again becomes an Eligible Employee. An Inactive Participant who elected to discontinue making any Elective Deferral Contributions, or who returns from a Period of Military Duty or FMLA Leave, may resume making Elective Deferral Contributions as of any subsequent payroll period, if such Participant is an Eligible Employee as of such date.

2.04	Termination of Participation

A Participant shall cease to participate in the Plan on the date he or she is no longer an Eligible Employee and his or her account balance is zero.

2.05	Omission of Eligible Employee

If, in any Plan Year, any Eligible Employee who should be included as an Active Participant in the Plan is erroneously omitted, an Employer shall make a corrective contribution with respect to the omitted Employee as required by applicable law or Regulation.

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ARTICLE 3

CONTRIBUTIONS

3.01	Automatic Deferral Election
(a)	Automatic Elective Deferral Contributions: The Plan provides for an automatic default election to make Elective Deferral Contributions.
(i)

The Automatic Deferral Election shall apply when an Eligible Employee first becomes eligible to make Elective Deferral Contributions (or again becomes eligible after a period during which he or she was not an Active Participant, e.g., during a leave of absence or during a suspension on account of a hardship distribution), unless and until he or she affirmatively elects to modify the Automatic Deferral Election.

(ii)

The Automatic Deferral Election provides for an Elective Deferral Contribution equal to 6% of Compensation per pay period that will be allocated to a Participant’s Elective Deferral Contribution Account.

(iii)

The Eligible Employee shall be provided a notice that explains the Automatic Deferral Election and his or her right to make an affirmative election to change the Automatic Deferral Election in accordance with Section 3.01(b). The notice shall include the procedure for exercising those rights and the timing for implementing any such election.

(iv)

If a Participant for whom an Automatic Deferral Election is in effect does not direct the investment of such contributions, the automatic Elective Deferral Contributions shall be invested pursuant to the direction of the Named Fiduciary. A Participant may change the manner in which his or her Elective Deferral Contributions are invested at any time in accordance with the provisions of Article 5.

(b)	Modifying the Automatic Deferral Election: A Participant may change the Automatic Deferral Election by affirmatively electing to:
(i)	make Elective Deferral Contributions at a percentage of Compensation that is other than the percentage specified in Section 3.01(a)(ii); or
(ii)	make no Elective Deferral Contributions.

If the Participant elects to contribute a percentage of Compensation other than the percentage provided for under the Automatic Deferral Election, the percentage selected must comply with any other applicable limitations under the Plan.

(c)

Annual Notice of Automatic Deferral Election: At least thirty (30) days, but not more than ninety (90) days, before the beginning of each Plan Year, each Active Participant shall be provided a notice that explains the Automatic Deferral Election and his or her right to affirmatively modify the Automatic Deferral

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Election. The notice shall include the procedure for exercising that right and the timing for implementing any such election.

3.02	Affirmative Election to make Elective Deferral Contributions
(a)

Elective Deferral Contribution Affirmative Election: Subject to the limitations of Article 4, each Participant may elect, through payroll deduction, to have his or her Employer make Elective Deferral Contributions to the Plan on his or her behalf in an amount from 1% to 75% of the Compensation that would otherwise be payable to him or her each payroll period. Any election made by a Participant to start contributions, or to change the percentage of his or her Elective Deferral Contributions, shall become effective as soon as practicable after the date such election is filed with the Plan Administrator, providing that the Participant is an Eligible Employee on such date. A Participant’s Elective Deferral Contributions shall be allocated to his or her Elective Deferral Contribution Account. If a Participant who affirmatively elects to make Elective Deferral Contributions does not direct the investment of such contributions, the Elective Deferral Contributions shall be invested pursuant to the direction of the Named Fiduciary. A Participant may change the manner in which his or her Elective Deferral Contributions are invested at any time in accordance with the provisions of Article 5.

(b)

Election to Discontinue Elective Deferral Contributions: A Participant may elect to discontinue his or her Elective Deferral Contributions at any time. Such election shall be effective as soon as practicable following the date the election is filed with the Plan Administrator.

(c)

Modification in Contributions to Comply with Limitations: Notwithstanding the foregoing, during any Plan Year, the Plan Administrator may require a Participant to decrease or suspend his or her Elective Deferral Contributions to the extent necessary to comply with the limitations of Article 4 for that Plan Year.

3.03	Catch-Up Contributions

In addition to Elective Deferral Contributions otherwise permitted to be made in accordance with the terms of this Article 3, all Eligible Employees who will have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to, the limitations of Code Section 414(v). Catch-Up Contributions for a Participant for a Plan Year may not exceed the dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(i) for the Plan Year, as adjusted by the Secretary of the Treasury for cost-of-living increases. Catch-Up Contributions shall not be taken into account for the purposes of Section 3.05, or for the limitations in Section 3.04 and Article 4.

3.04	Limitation on Elective Deferral Contributions

No Participant shall be permitted to make Elective Deferral Contributions under this Plan, or any other qualified plan, during any taxable year in excess of the dollar limitation

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contained in Code Section 402(g) in effect for such taxable year, except to the extent such Participant is eligible to make catch-up contributions pursuant to Section 3.03 above.

3.05	Employer Matching Contributions
(a)

Employer Matching Contributions: An Employer shall make Matching Contributions in an amount equal to 100% of Elective Deferral Contributions which are not over 3% of Compensation, plus 50% of Elective Deferral Contributions which are in excess of 3% of Compensation but are not over 6% of Compensation, to the extent such Elective Deferral Contributions do not exceed the applicable limits under Code Sections 401(a)(17), 402(g) or 415(c). In accordance with Article 4, Employer Matching Contributions shall not be made on Excess Elective Deferrals.

(b)

Pay Period Calculation: Matching Contributions shall be calculated based on Elective Deferral Contributions and Compensation for a pay period. Matching Contributions are made on a pay period basis for all persons who were Active Participants at any time during that pay period. Matching Contributions are subject to vesting as set forth in Section 3.07 below.

(c)

Match in Qualifying Employer Securities: Notwithstanding any provision of Article 5 to the contrary, an Employer may make all or any portion of the Matching Contributions, which are to be invested in Qualifying Employer Securities, to the Trustee in the form of Qualifying Employer Securities. Effective as of January 1, 2004, only Participants who have completed at least three (3) Years of Service with an Employer may divest themselves of any portion, or all, of the Qualifying Employer Securities held in their Matching Contribution sub-account under the Plan. Notwithstanding the preceding sentence, effective December 1, 2006, all Participants may divest themselves of any portion, or all, of the Qualifying Employer Securities held in their Matching Contribution sub-accounts under the Plan. Participants who are subject to Section 16 of the Securities Exchange Act of 1934, will need to obtain approval from the Company’s legal department before the divestiture of any Qualifying Employer Securities is processed, and all Participants shall be subject to such securities law compliance procedures as the Company shall determine.

3.06	Rollover Contributions

The Plan will accept Participant Rollover Contributions and/or direct rollovers (including a rollover contribution and/or direct rollover received by the Eligible Employee as a surviving spouse, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order) of distributions from the types of plans specified below.

(a)	Direct Rollovers: The Plan will accept a direct rollover of an Eligible Rollover Distribution from:

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(i)	a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions.
(ii)	an annuity contract described in Code Section 403(b), excluding after-tax employee contributions.
(iii)

an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, excluding after-tax employee contributions.

(b)	Participant Rollover Contributions from Other Plans: The Plan will accept a Participant contribution of an Eligible Rollover Distribution from:
(i)	a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions.
(ii)	an annuity contract described in Code Section 403(b).
(iii)	an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state of political subdivision of a state.
(c)

Participant Rollover Contributions from IRAs: The Plan will not accept a Participant Rollover Contribution or the portion of a distribution from an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b), or Section 408A.

For purposes of this Section 3.06, a Distributee includes an Employee who is a surviving spouse or a spouse or former spouse designated an alternate payee under a qualified domestic relations order.

A Rollover Contribution shall be allowed in cash only and must be made according to procedures established by the Plan Administrator.

If an Eligible Employee is not an Active Participant when the Rollover Contribution is made, he or she shall be deemed to be an Active Participant only for the purpose of investment and distribution of the Rollover Contribution. No Employer Contributions shall be made for or allocated to such an Eligible Employee until the time he or she meets all of the requirements to become an Active Participant.

Rollover Contributions made by an Eligible Employee or an Inactive Participant shall be credited to his or her Account. The part of the Participant’s Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times.

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3.07	Vesting
(a)

Vested Account: A Participant’s Elective Deferral Contributions, Rollover Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions shall be fully (100%) vested and nonforfeitable at all times. Notwithstanding any other provision of the Plan to the contrary, all Matching Contributions made on or after January 1, 2006 shall be 100% vested at all times.

(b)

Vesting Percentage: The Vesting Percentage is the percentage used to determine the nonforfeitable portion of a Participant’s Account attributable to Employer Contributions that were not 100% vested when made.

(i)	The applicable Vesting Percentage for a Participant is determined based on the Employee’s Vesting Service, as shown below:
VESTING SERVICE (whole years)	VESTING PERCENTAGE
Less than 1 Year	0%
1 Year	50%
2 or more years	100%

(ii)

However, the Vesting Percentage shall be 100% for a Participant who is an Employee on or after the date he or she reaches Normal Retirement Age. In addition, the Vesting Percentage for a Participant on the date he or she becomes Totally and Permanently Disabled or dies shall be 100%.

(iii)

If the schedule used to determine a Participant’s Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he or she is credited with an Hour of Service on or after the date of the change and the Participant’s nonforfeitable percentage on the day before the date of the change is not reduced under this Plan.

(iv)	All references in the Plan to forfeitures of Matching Contributions made on or after January 1, 2006 shall be disregarded.
(c)

In-Service Distributions When Not Fully Vested: If a distribution is made from a Participant’s Matching Contributions at a time when the Participant is not 100% vested in such contributions and the Participant’s employment with an Employer has not terminated, then:

(i)	A separate remainder sub-account will be established for the Participant’s interest in such Matching Contribution account at the time of the distribution; and
(ii)	At any subsequent time, the Participant’s vested portion of such separate account will be equal to an amount “X” determined under the formula:

X = P(AB + (RxD)) – (RxD), where:

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P =	the Participant’s vested percentage determined under subsection (b) at the relevant time.
AB =	the amount in such separate sub-account at the relevant time.
R =	the ratio of AB to the amount in the sub-account after the distribution.
D =	the amount of the distribution.
3.08	Forfeitures
(a)

General Rule: Generally, any portion of a Participant’s Account in which the Participant is not vested upon a severance of employment for any reason shall be forfeited as of the earlier of: (i) the date of his or her death; or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive one year Periods of Severance (the Participant’s “Forfeiture Date”).

All or a Portion of a Participant’s nonvested Account shall be forfeited before such earlier date if, after he or she ceases to be an Employee, he or she receives, or is deemed to receive, a distribution of his or her entire vested Account or a distribution of his or her vested Account derived from Employer Contributions which were not 100% vested when made. The forfeiture shall occur as of the date the Participant receives, or is deemed to receive, the distribution. If a Participant receives, or is deemed to receive, his or her entire vested Account, his or her entire nonvested Account shall be forfeited. If a Participant receives a distribution of his or her vested Account from Employer Contributions which were not 100% vested when made, but less than his entire vested Account from such contributions, the amount to be forfeited shall be determined by multiplying his nonvested Account from such contributions by a fraction. The numerator of the fraction is the amount of the distribution derived from Employer Contributions which were not 100% vested when made and the denominator of the fraction is his entire vested Account derived from such contributions on the date of distribution.

(b)

Application of Forfeitures: Forfeitures shall be determined at least once during each Plan Year. Forfeitures may first be used to pay administrative expenses of the Plan. Forfeitures that have not been used to pay administrative expenses shall be applied to reduce Employer Contributions made after the Forfeitures are determined. Upon their application to reduce Employer Contributions, Forfeitures shall be deemed to be Employer Contributions.

3.09	Repayments

If a Participant again becomes an Eligible Employee after receiving a distribution which caused all or a portion of his or her nonvested Account to be forfeited, he or she shall have the right to repay to the Plan the entire amount of the distribution he or she received (excluding any amount of such distribution resulting from Contributions which were

25

100% vested when made). The repayment must be made in a single sum (repayment in installments is not permitted) before the earlier of the date five (5) years after the date he or she again becomes an Eligible Employee, or the end of the first period of five (5) consecutive one year Periods of Severance which begin after the date of the distribution.

If the Participant makes the repayment above, the Plan Administrator shall restore to his or her Account an amount equal to his or her nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses.

If no amount is to be repaid because the Participant only received a distribution of Contributions that were 100% vested when made, and he or she again performs an Hour of Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the forfeited portion of the Participant’s Account as if he or she had made a required repayment on the date he or she performed such Hour of Service. Restoration of the Participant’s Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Account, according to applicable Regulations; provided, however, the Plan Administrator shall not restore the Nonvested Account if: (i) a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment; and (ii) that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

The Plan Administrator shall restore the Participant’s Account by the close of the Plan Year following the Plan Year in which repayment is made or deemed to be made. Permissible sources for the restoration of the Participant’s Account are Forfeitures or special Employer Contributions. Such special Employer Contributions shall be made without regard to profits. The repaid and restored amounts are not included in the Participant’s Annual Additions, as defined in Article 4.

3.10	Return of Contributions to Employer

Notwithstanding any provisions of this Plan to the contrary, to the extent permitted by applicable law, contributions shall be returned to an Employer under the following circumstances:

(a)

Mistake: If, and to the extent that any contribution was made by a mistake of fact, the Plan Administrator may direct the Trustee to return the contribution to an Employer at any time within one (1) year after the payment of such contribution, provided that any earnings of the Trust Fund attributable to such mistaken contribution will not be returned to the Employer, but must remain in the Trust Fund.

(b)

Nondeductibility: Any contributions made to this Plan by an Employer shall be subject to the express condition that such contributions will be deductible against such Employer’s federal income tax return under Code Section 404. If, and to the extent that the Internal Revenue Service determines that a contribution is not deductible under Code Section 404, the Plan Administrator may direct the Trustee to return the contribution to an Employer at any time within one (1) year after the

26

date of disallowance, provided such contribution was conditioned on being deductible when made.

(c)

Adjustments: Except as this Plan may otherwise provide, any contribution returned shall be adjusted to reflect its proportionate share of any Trust Fund gain or loss if, and to the extent, allowable under the applicable rules of the Internal Revenue Service.

(d)

Limitation on Rights: Notwithstanding any provision of this Plan to the contrary, the right or claim of any Participant or Beneficiary to any asset of the Trust or to any benefit under the Plan shall be subject to and limited by the provisions of this Section.

3.11	Veterans Rights

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to any Period of Military Duty will be provided in accordance with Section 414(u) of the Code. Further, loan repayments will be suspended under the Plan as permitted by Code Section 414(u).

3.12	Corrective Contributions

If it becomes necessary to correct mistakes made in amounts distributed from or credited to Accounts, to restore the portion of a Participant’s Account which was forfeited pursuant to any provision of the Plan or if an Employee should have been included as a Participant but is mistakenly excluded for any reason, correction or restoration shall first be made out of Employer Contributions and forfeitures and then out of Trust earnings for the Plan Year in question, but only to the extent that such amounts have not already been allocated under the provisions of the Plan. Any additional amounts needed may be provided by a special contribution to the Plan which the Company, in its sole discretion (but subject to the applicable limitations on deductible contributions and maximum annual additions and considering the rules on deductibility under Code Section 162), may elect to make. Any such correction of mistake or special contribution shall be corrected, allocated or credited in the fashion specified by the Plan Administrator.

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ARTICLE 4

LIMITATIONS ON CONTRIBUTIONS

4.01	Dollar Limitation on Elective Deferral Contributions
(a)

During any Plan Year, the Elective Deferral Contributions made on behalf of a Participant under this Plan and any other plan maintained by an Employer or an Affiliate for any taxable year shall not exceed the applicable dollar limit for such year under Section 402(g) of the Code, except to the extent permitted under Section 3.03 for contributions made in accordance with Section 414(v) of the Code. In order to prevent the limitation of this Section from being exceeded for any Plan Year, the Plan Administrator may prospectively limit the percentage or amount of Compensation which a Participant may elect to have contributed as Elective Deferral Contributions.

(b)

If the Elective Deferral Contributions of a Participant to this Plan and any plan of an Employer or an Affiliate exceed the limitation of the preceding paragraph as of the end of any Plan Year, or if prior to March 1 following the end of any Plan Year a Participant has submitted to the Plan Administrator a written certification stating that all or part of his or her Elective Deferral Contributions to the Plan constitute Excess Elective Deferrals, such Participant shall be given a distribution of such excess amount from his or her Elective Deferral Contribution Account, and any income allocable thereto, no later than April 15 following the end of the Plan Year with respect to which such excess amount was contributed. Notwithstanding the distribution of any Excess Elective Deferrals, such Excess Elective Deferrals shall be included for the Plan Year in which such contributions were made for purposes of computing the Actual Deferral Ratio for a Highly Compensated Employee but not for a Non-highly Compensated Employee.

(c)	If, as a result of the application of the preceding paragraphs, a Participant’s Elective Deferral Contributions are reduced, the corresponding Matching Contributions, if any, shall be forfeited.
4.02	ADP Limitation on Elective Deferral Contributions
(a)

Effective January 1, 2006, the Plan is intended to be a “safe harbor” 401(k) plan under Code Section 401(k)(12) by making safe harbor matching contributions. Consequently, this Section 4.02 is of no force or effect with respect to Elective Deferral Contributions made on or after January 1, 2006, and all references in the Plan to such Section or to the Average Deferral Percentage Test (or ADP Test) shall be disregarded with respect to any such Elective Deferral Contributions.

Notwithstanding the preceding paragraph, if the Plan is amended so as not to be a “safe harbor” 401(k) plan with respect to Elective Deferral Contributions made on or after January 1, 2006 with respect to all or any group of Participants, such amendment also shall make the provisions of the remainder of this Section 4.02 applicable to such Participants.

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As of the end of each Plan Year, after Excess Elective Deferrals have been determined, the Plan must satisfy the Average Deferral Percentage Test (the “ADP Test”). The ADP Test shall be satisfied using the current year testing method, unless the Company has elected to use the prior year testing method.

(i)

The ADP for Participants who are Highly Compensated Employees for the Plan Year and the prior year’s ADP for Participants who were Non-highly Compensated Employees for the Plan Year must satisfy one of the following tests:

(A)

The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who were Non-highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

(B)	The ADP for Participants who are Highly Compensated Employees for the Plan Year:
(1)	shall not exceed the ADP for Participants who were Non-highly Compensated Employees for the Plan Year multiplied by 2.00, and
(2)	the difference between such ADPs is not more than 2 percentage points.
(b)

The Actual Deferral Ratio for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Matching Contributions, Qualified Nonelective Contributions or both, if treated as Elective Deferral Contributions for purposes of the ADP Test) allocated to his or her account under two or more arrangements described in Code Section 401(k) that are maintained by an Employer or an Affiliate shall be determined as if such Elective Deferral Contributions (and such Qualified Matching Contributions, Qualified Nonelective Contributions or both, if applicable) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, the Actual Deferral Ratio for such Highly Compensated Employee for a Plan Year shall be determined by accumulating all contributions under such plans that would be taken into account for purposes of computing the Actual Deferral Ratio for the plan year if such other plans had the same Plan Year. The foregoing notwithstanding, plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(k).

(c)

For purposes of the ADP Test, Elective Deferral Contributions, Qualified Matching Contributions treated as Elective Deferral Contributions and Qualified Nonelective Contributions treated as Elective Deferral Contributions must be made before the end of the 12-month period immediately following the Plan Year

29

to which the contributions relate. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Matching Contributions treated as Elective Deferral Contributions or Qualified Nonelective Contributions treated as Elective Deferral Contributions, or both, used in such test.

(d)	In order to prevent or correct a failure of the ADP Test for a Plan Year, any one or any combination of the following preventative or corrective actions may be used:
(i)

Elective Deferral Contributions for Highly Compensated Employees may be reduced. The Named Fiduciary, or its delegate, may direct the Employers to refrain from making Elective Deferral Contributions on behalf of Highly Compensated Employees to ensure that the requirements set forth above are satisfied for each Plan Year;

(ii)

Qualified Matching Contributions or Qualified Nonelective Contributions may be contributed for that Plan Year. The Company, by action of an appropriate officer, may direct the Employers to contribute Qualified Matching Contributions or Qualified Nonelective Contributions that will be treated as Elective Deferral Contributions for that Plan Year;

(iii)

Elective Deferral Contributions for Highly Compensated Employees may be treated as Catch-Up Contributions. The Named Fiduciary, or its delegate, may direct that, to the extent necessary to satisfy such test, Excess Contributions and any income or loss allocable thereto which have been allocated to the Participants’ Elective Deferral Contribution Accounts shall, if it violates no other provision of this Plan, be treated as Catch-Up Contributions; and

(iv)

Elective Deferral Contributions for Highly Compensated Employees may be returned from the Plan. The Named Fiduciary, or its delegate, may direct that, to the extent necessary to satisfy such test, Excess Contributions and any income or loss allocable thereto shall be returned from the Plan to the Highly Compensated Employees before the close of the next Plan Year.

(e)

Excess Contributions are determined in the following manner. First, the amount of the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be hypothetically reduced to satisfy the ADP Test or to cause such ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest ratio, whichever occurs first. This process is repeated until the ADP Test is satisfied. The total amount of Excess Contributions is equal to the sum of such hypothetical reductions multiplied, in each case, by the Highly Compensated Employee’s Compensation.

(f)	The Elective Deferral Contributions of the Highly Compensated Employee with the largest Elective Deferral Contributions shall be reduced by the amount of Excess

30

Contributions or, if less, by the amount needed to equal the Elective Deferral Contributions of the Highly Compensated Employee with the next largest Elective Deferral Contributions. This process shall be repeated with the remaining amount of Excess Contributions until the total amount of Excess Contributions is accounted for. If these reductions are made, the ADP Test is treated as being satisfied regardless of whether the Actual Deferral Ratios, if recalculated after the reductions, satisfy the ADP Test.

(g)

The reductions required by Section 4.01 shall be applied prior to the reductions and tests of this Section 4.02. The amount of Excess Contributions which are treated as Catch-Up Contributions or are returned from the Plan to a Highly Compensated Employee shall be reduced by the amount of Excess Contributions previously treated as Catch-Up Contributions or previously returned with respect to such Highly Compensated Employee for the same Plan Year. Any Excess Contributions which are treated as Catch-Up Contributions shall remain subject to the nonforfeitability requirements and distribution limitations that apply to Elective Deferral Contributions.

(h)

If the Company elects to use Qualified Matching Contributions or Qualified Nonelective Contributions for purposes of the ADP Test, the Actual Deferral Ratio for Non-highly Compensated Employees for the current year will be determined by taking into account only:

(i)

Elective Deferral Contributions for those Non-highly Compensated Employees that are taken into account for purposes of the ADP Test (and not the ACP Test) under the current year testing method for the current year; and

(ii)

Qualified Matching Contributions or Qualified Nonelective Contributions that are allocated to the accounts of those Non-highly Compensated Employees as of a date during the current year, used to satisfy the ADP Test (but not the ACP Test) under the current year testing method for the current year and that meet the requirements of subsection (i) below.

Thus, if the Company elects to use Qualified Matching Contributions or Qualified Nonelective Contributions, the following contributions made during the current year will be disregarded:

(iii)

Qualified Matching Contributions used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year or that fail to meet the requirements of subsection (i) below;

(iv)

Qualified Nonelective Contributions used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year or that fail to meet the requirements of subsection (i) below; and

(v)	Elective Deferral Contributions taken into account for purposes of the ACP Test under the current year testing method for the current year.

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(i)

Qualified Matching Contributions and Qualified Nonelective Contributions may be used to satisfy the ADP Test, but the same amounts cannot be used to satisfy both the ADP Test and the ACP Test. Qualified Matching Contributions on behalf of a Non-highly Compensated Employee will not be taken into account for purposes of the ADP Test to the extent such Qualified Matching Contributions exceed the greatest of:

(i)	5% of that Non-highly Compensated Employee’s Compensation;
(ii)	that Non-highly Compensated Employee’s Elective Deferral Contributions for such Plan Year; and
(iii)

the product of two (2) times the Plan’s representative matching rate (as determined under applicable Regulations) and that Non-highly Compensated Employee’s Elective Deferral Contributions for such Plan Year.

Qualified Nonelective Contributions taken into account for purposes of the ADP Test must satisfy the requirements of Code Section 401(a)(4). Qualified Nonelective Contributions on behalf of a Non-highly Compensated Employee will not be taken into account for purposes of the ADP Test to the extent such Qualified Nonelective Contributions exceed the product of that Non-highly Compensated Employee’s Compensation and the greater of: (x) 5% or (y) two (2) times the Plan’s representative contribution rate (as determined under applicable Regulations). Notwithstanding the preceding sentences, Qualified Nonelective Contributions made in connection with the Davis-Bacon Act, Service Contract Act or similar legislation can be taken into account for purposes of the ADP Test to the extent permitted under Regulation Section 1.401(k)-2(a)(6)(iv)(D).

(j)

The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions allocated to each Participant shall be equal to the income or loss allocable to the Participant’s Elective Deferral Contributions (and, if applicable, Qualified Matching Contributions treated as Elective Deferral Contributions or Qualified Nonelective Contributions treated as Elective Deferral Contributions, or both) for the Plan Year in which the excess occurred, multiplied by a fraction. The numerator of the fraction is the Excess Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant’s Account resulting from Elective Deferral Contributions (and Qualified Matching Contributions or Qualified Nonelective Contributions, or both, if such contributions are included in the ADP Test).

(k)

In addition “gap period” income or loss will be distributed. Such gap period income or loss is 10% of the amount determined above, multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution only if the distribution occurs after the 15th of such month.

32

(l)

Excess Contributions allocated to a Participant shall be distributed from the Participant’s Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Participant’s Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Participant’s Account resulting from Qualified Matching Contributions treated as Elective Deferral Contributions (if applicable) and Qualified Nonelective Contributions treated as Elective Deferral Contributions (if applicable), respectively.

(m)

If, as a result of the application of the preceding paragraphs, a Participant’s Elective Deferral Contributions are reduced, the corresponding Matching Contributions, if any, plus any income and minus any loss allocable thereto, shall be forfeited. Also, Excess Contributions shall be treated as Annual Additions, as defined in Section 4.04.

4.03	ACP Limitation on Matching Contributions
(a)

Effective January 1, 2006, the Plan is intended to be a “safe harbor” 401(m) plan under Code Section 401(m)(11) by making safe harbor matching contributions. Consequently, this Section 4.03 is of no force or effect with respect to Matching Contributions made on or after January 1, 2006, and all references in the Plan to such Section or to the Average Contribution Percentage Test (or ACP Test) shall be disregarded with respect to any such Matching Contributions.

Notwithstanding the preceding paragraph, if the Plan is amended so as not to be a “safe harbor” 401(k) plan with respect to Matching Contributions made on or after January 1, 2006 with respect to all or any group of Participants, such amendment also shall make the provisions of the remainder of this Section 4.03 applicable to such Participants. Also, if the Plan is amended to permit after-tax employee contributions made on or after January 1, 2006 with respect to all or any group of Participants, such amendment also shall make the provisions of the remainder of this Section 4.03 applicable to such contributions and such Participants.

As of the end of each Plan Year, the Plan must satisfy the Average Contribution Percentage Test (the “ACP Test”). The ACP Test shall be satisfied using the current year testing method, unless the Company has elected to use the prior year testing method.

(i)

The ACP for Participants who are Highly Compensated Employees for the Plan Year and the ACP for Participants who were Non-highly Compensated Employees for the Plan Year must satisfy one of the following tests:

(A)	The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who

33

were Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

(B)	The ACP for Participants who are Highly Compensated Employees for the Plan Year:
(1)	shall not exceed the ACP for Participants who were Non-highly Compensated Employees for the Plan Year multiplied by 2.00; and
(2)	the difference between such ACPs is not more than 2 percentage points.
(b)

The Actual Contribution Ratio for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have matching or employee contributions (and Qualified Matching Contributions, Qualified Nonelective Contributions or both, if not treated as Elective Deferral Contributions for purposes of the ADP Test) allocated to his or her account under two or more arrangements described in Code Section 401(m) that are maintained by an Employer or an Affiliate shall be determined as if such matching and employee contributions (and such Qualified Matching Contributions, Qualified Nonelective Contributions or both, if applicable) were made under a single arrangement. If a Highly Compensated Employee participates in two or more arrangements permitting matching or employee contributions that have different plan years, the Actual Contribution Ratio for such Highly Compensated Employee for a Plan Year shall be determined by accumulating all contributions under such plans that would be taken into account for purposes of computing the Actual Contribution Ratio for the plan year if such other plans had the same Plan Year. The foregoing notwithstanding, plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(m).

(c)

For purposes of the ACP Test, Matching Contributions that are forfeited because the Elective Deferral Contributions to which they relate are treated as Excess Elective Deferrals or Excess Contributions are not taken into account. Also, for purposes of determining the ACP Test, Matching Contributions, Qualified Matching Contributions (not treated as Elective Deferral Contributions) and Qualified Nonelective Contributions treated as Matching Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of Qualified Matching Contributions (not treated as Elective Deferral Contributions) or Qualified Nonelective Contributions treated as Matching Contributions, or both, used in such test.

(d)	In order to prevent or correct a failure of the ACP Test for a Plan Year, any one or any combination of the following preventative or corrective actions may be used:

34

(i)

Matching Contributions for Highly Compensated Employees may be reduced. The Named Fiduciary, or its delegate, may direct the Employers to refrain from making Matching Contributions on behalf of Highly Compensated Employees to ensure that the requirements set forth above are satisfied for each Plan Year;

(ii)

Qualified Matching Contributions or Qualified Nonelective Contributions may be contributed for that Plan Year. The Company, by action of an appropriate officer, may direct the Employers to contribute Qualified Matching Contributions or Qualified Nonelective Contributions that will be treated as Matching Contributions for that Plan Year; and

(iii)

Matching Contributions for Highly Compensated Employees may be returned from the Plan or forfeited. The Named Fiduciary, or its delegate, may direct that, to the extent necessary to satisfy such test, Excess Aggregate Contributions and any income or loss allocable thereto shall, if vested, be returned from the Plan to the Highly Compensated Employees before the close of the next Plan Year and shall, if unvested, be forfeited.

(e)

Excess Aggregate Contributions are determined in the following manner. First, the amount of the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio shall be hypothetically reduced to satisfy the ACP Test or to cause such ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest ratio, whichever occurs first. This process is repeated until the ACP Test is satisfied. The total amount of Excess Aggregate Contributions is equal to the sum of such hypothetical reductions multiplied, in each case, by the Highly Compensated Employee’s Compensation.

(f)

The Matching Contributions of the Highly Compensated Employee with the largest Matching Contributions shall be reduced by the amount of Excess Aggregate Contributions or, if less, by the amount needed to equal the Matching Contributions of the Highly Compensated Employee with the next largest Matching Contributions. This process shall be repeated with the remaining amount of Excess Aggregate Contributions until the total amount of Excess Aggregate Contributions is accounted for. If these reductions are made, the ACP Test is treated as being satisfied regardless of whether the Actual Contribution Ratios, if recalculated after the reductions, satisfy the ACP Test.

(g)

The reductions required by Sections 4.01 and 4.02 shall be applied prior to the reductions and tests of this Section 4.03. The amount of vested Excess Aggregate Contributions to be returned from the Plan to a Highly Compensated Employee shall be reduced by the amount of vested Excess Aggregate Contributions previously returned to such Highly Compensated Employee for the same Plan Year. Unvested Excess Aggregate Contributions shall not be returned from the Plan to a Highly Compensated Employee, but instead shall be forfeited.

35

(h)

If the Company elects to use Qualified Matching Contributions or Qualified Nonelective Contributions for purposes of the ACP Test, the Actual Contribution Ratio for Non-highly Compensated Employees for the current year will be determined by taking into account only:

(i)	Elective Deferral Contributions taken into account for purposes of the ACP Test under the current year testing method for the current year;
(ii)	Matching Contributions for those Non-highly Compensated Employees that are taken into account for purposes of the ACP Test under the current year testing method for the current year; and
(iii)

Qualified Matching Contributions or Qualified Nonelective Contributions that are allocated to the accounts of those Non-highly Compensated Employees as of a date during the current year, used to satisfy the ACP Test (but not the ADP Test) under the current year testing method for the current year and meet the requirements of subsection (i) below.

Thus, if the Company elects to use Qualified Matching Contributions or Qualified Nonelective Contributions, the following contributions made during the current year will be disregarded:

(iv)	Elective Deferral Contributions taken into account for purposes of the ADP Test under the current year testing method for the current year;
(v)

Qualified Matching Contributions used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year or that fail to meet the requirements of subsection (i) below; and

(vi)

Qualified Nonelective Contributions used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year or that fail to meet the requirements of subsection (i) below.

(i)

Qualified Matching Contributions and Qualified Nonelective Contributions may be used to satisfy the ACP Test, but the same amounts cannot be used to satisfy both the ADP Test and the ACP Test. Qualified Matching Contributions on behalf of a Non-highly Compensated Employee will not be taken into account for purposes of the ACP Test to the extent such Qualified Matching Contributions exceed the greatest of:

(i)	5% of that Non-highly Compensated Employee’s Compensation;
(ii)	that Non-highly Compensated Employee’s Elective Deferral Contributions for such Plan Year; and
(iii)	the product of two (2) times the Plan’s representative matching rate (as determined under applicable Regulations) and that Non-highly

36

Compensated Employee’s Elective Deferral Contributions for such Plan Year.

Qualified Nonelective Contributions used to satisfy the ACP Test must satisfy the requirements of Code Section 401(a)(4). Qualified Nonelective Contributions on behalf of a Non-highly Compensated Employee will not be taken into account for purposes of the ACP Test to the extent such Qualified Nonelective Contributions exceed the product of that Non-highly Compensated Employee’s Compensation and the greater of: (x) 5% or (y) two (2) times the Plan’s representative contribution rate (as determined under applicable Regulations). Notwithstanding the preceding sentences, Qualified Nonelective Contributions made in connection with the Davis-Bacon Act, Service Contract Act or similar legislation can be taken into account for purposes of the ACP Test to the extent permitted under Regulation Section 1.401(m)-2(a)(6)(v)(D).

(j)

The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions allocated to each Participant shall be equal to the income or loss allocable to the Participant’s Matching Contributions (and, if applicable, Qualified Matching Contributions (not treated as Elective Deferral Contributions) or Qualified Nonelective Contributions treated as Matching Contributions, or both) for the Plan Year in which the excess occurred, multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant’s Account resulting from Matching Contributions (and Qualified Matching Contributions or Qualified Nonelective Contributions, or both, if such contributions are included in the ACP Test).

(k)

In addition “gap period” income or loss will be distributed. Such gap period income or loss is 10% of the amount determined above, multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution only if the distribution occurs after the 15th of such month.

(l)

Excess Aggregate Contributions allocated to a Participant shall be distributed from the Participant’s Account resulting from Matching Contributions. If such Excess Aggregate Contributions exceed the balance in the Participant’s Account resulting from Matching Contributions, the balance shall be distributed from the Participant’s Account resulting from Qualified Matching Contributions not treated as Elective Deferral Contributions (if applicable) and Qualified Nonelective Contributions treated as Matching Contributions (if applicable), respectively.

(m)	Excess Aggregate Contributions shall be treated as Annual Additions, as defined in Section 4.04.

37

4.04	Limitation on Allocations

For the purpose of determining the contribution limitation set forth in this Section, the following terms are defined as follows:

(a)

“Annual Additions” means the sum of Employer Contributions, Catch-Up Contributions and forfeitures credited to a Participant’s Account for the Limitation Year. Annual Additions to a defined contribution plan also shall include: amounts allocated to an individual medical account, as defined in Code Section 415(l)(2), which are part of a pension or annuity plan maintained by an Employer; amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by an Employer; and allocations under a simplified employee pension.

For this purpose, any excess amount applied under this Section in the Limitation Year to reduce Employer Contributions shall be considered Annual Additions for such Limitation Year.

If Annual Additions are credited to a Participant’s Account under any other defined contribution plan maintained by an Employer for a Limitation Year, the amount of Annual Additions which may be credited to the Participant’s Account under this Plan for that Limitation Year shall be limited to the excess of the limitations herein over the amount of such other Annual Additions.

(b)

“Compensation” means, for a Limitation Year, the Compensation actually paid or made available in gross income during such Limitation Year. For purposes of applying the limitations of this Section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by an Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), or 457. Amounts under Code Section 125 include any amounts not available to an Employee in cash in lieu of group health coverage under a Code Section 125 arrangement because the Employee is unable to certify that he or she has other health coverage, provided that the Employer does not otherwise request or collect information regarding the Employee’s other health coverage as part of the enrollment process for the health plan.

(c)

“Employer” means an Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 415(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the Employer is a

38

part, and any other entity required to be aggregated with an Employer pursuant to Regulations under Code Section 414(o).

(d)	“Excess Amount” means the excess of the Participant’s Annual Additions (excluding Catch-Up Contributions) for the Limitation Year over the Maximum Permissible Amount.
(e)	“Maximum Permissible Amount” means the lesser of:
(i)	$40,000, as adjusted for increases in the cost-of-living under Code Section 415(d); or
(ii)	100% percent of the Participant’s Compensation for the Limitation Year.

The Compensation limitation referred to in (ii) above shall not apply to any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different consecutive 12 month period, for the short Limitation Year the amount in (i) above shall be replaced by the amount in (i) above multiplied by the following fraction:

Number of months in the short Limitation Year

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4.05	Participants Not Covered Under Other Plans
(a)	If the Participant does not participate in, and has never participated in:

(i)           another qualified defined contribution plan maintained by an Employer;

(ii)	a welfare benefit fund, as defined in Code Section 419(e), maintained by an Employer;
(iii)	an individual medical account, as defined in Code Section 415(l)(2), maintained by an Employer; or
(iv)	a simplified employee pension, as defined in Code Section 408(k), maintained by an Employer,

which provides an Annual Addition, the amount of Annual Additions (other than Catch-Up Contributions) which may be credited to the Participant’s Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If an Employer Contribution that would otherwise be contributed or allocated to the Participant’s Account would cause the Annual Additions for the Limitation Year to exceed the

39

Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

(b)

Prior to determining the Participant’s actual Compensation for the Limitation Year, an Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant’s Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(c)

As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant’s actual Compensation for the Limitation Year.

(d)

If there is a reasonable error in estimating a Participant’s Compensation for the Limitation Year, a reasonable error in determining the amount of Elective Deferral Contributions (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under other facts and circumstances allowed by the Internal Revenue Service there is an Excess Amount, the Excess Amount will be disposed of as follows:

(i)

Any Elective Deferral Contributions that are not the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant.

(ii)

If after the application of (i) above an Excess Amount still exists, any Elective Deferral Contributions that are the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant. Concurrently with the distribution of such Elective Deferral Contributions, any Matching Contributions which relate to any Elective Deferral Contributions distributed in the preceding sentence, to the extent such application would reduce the Excess Amount, will be applied as provided in (iii) or (iv) below.

(iii)

If after the application of (ii) above an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant’s Account will be used to reduce Employer Contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

(iv)

If after the application of (iii) above an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

40

(v)

If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will participate in the allocation of investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant’s Accounts before any Employer Contributions may be made to the Plan for that Limitation Year. Excess Amounts held in a suspense account may not be distributed to Participants or former Participants except as provided in (vi) below.

(vi)

In the event the Plan and Trust Fund are terminated, any amount remaining in such suspense account at the time of termination shall be allocated to the accounts of the Participants in the Plan Year in which the Plan is terminated in the same proportions as a nonelective contribution for such Plan Year would be allocated, but only to the extent permitted by the aforesaid limitations on Annual Additions. If after such allocation any amount remains in such suspense account, it shall be paid to the Employers except that, to the extent consisting of Elective Deferral Contributions, such portion shall be paid to the Participants.

4.06	Participants Covered Under Other Defined Contribution Plans

This Section applies if, in addition to this Plan, the Participant is covered under:

(i)           another qualified defined contribution plan maintained by an Employer;

(ii)	a welfare benefit fund (as defined in Code Section 419(e)) maintained by an Employer;
(iii)	an individual medical account (as defined in Code Section 415(e)(2)) maintained by an Employer; or
(iv)	a simplified employee pension (as defined in Code Section 408(k)) maintained by an Employer which provides an Annual Addition during any Limitation Year. The Annual Additions under all such qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant’s account under the other plans and welfare benefit funds for the same limitation year. The Annual Addition which may be credited to the Account of a Participant under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the account of the Participant under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare funds maintained by an Employer are less than the Maximum Permissible Amount and an Employer Contribution that would otherwise be contributed or allocated to the Account of the Participant under this Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the

41

amount contributed or allocated will be reduced so that the Annual Additions under all plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Account of the Participant under this Plan for the Limitation Year.

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ARTICLE 5

INVESTMENT OF CONTRIBUTIONS

5.01	Investment and Timing of Contributions

The handling of Contributions is governed by the provisions of the Trust Agreement, any Annuity Contract, and any other funding arrangement in which the Investment Fund is, or may be held, or invested.

(a)

As directed by the Named Fiduciary, except as required by ERISA, the Trustee shall manage the investment of the Trust Fund representing Elective Deferral Contributions and Employer Contributions except to the extent an Investment Manager has been appointed to manage Trust assets. Except as required by ERISA, if an Investment Manager is appointed, the Trustee shall invest the Trust Fund in accordance with the directions of the Investment Manager, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of such Trust Fund assets.

(b)

At the direction of the Named Fiduciary, the Trustee may establish such different Investment Funds as the Named Fiduciary shall determine. As directed by the Named Fiduciary, the Trustee may select as an Investment Fund any fund registered under the Investment Company Act of 1940, any pooled fund maintained by a bank or trust company, or any insurance or annuity contract issued by an insurer licensed to do business in all states in which Employees reside. The Named Fiduciary in its sole discretion, may select among such Investment Funds the Investment Funds to be made available for the investment of Participants,’ Beneficiaries’ and Alternate Payees’ Accounts, as it deems appropriate. If Investment Funds are made available:

(i)

Such Investment Funds shall provide differing investment opportunities for Participants, Beneficiaries and Alternate Payees to choose from. Any such separate fund may be established through separate accounting of a portion of the Trust Fund or through the use of investment products referred to in this paragraph (b). The Plan Administrator shall provide Participants, Beneficiaries and Alternate Payees, with information concerning the nature of each such separate fund.

(ii)

The Participant shall designate, subject to such rules as the Plan Administrator may prescribe, the Investment Fund or Funds to which Contributions shall be invested on his or her behalf. The Investment Fund selection of a Participant shall apply uniformly to all of his or her Contributions. Investment designations made pursuant to this subparagraph shall remain in effect unless and until changed pursuant to subparagraph (iii). If a Participant fails to make a timely investment designation, the Named Fiduciary shall direct the investment of his or her Account by the establishment of a “default” Investment Fund until such investment designation is made.

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(iii)

The Participant, Beneficiary or Alternate Payee may change, subject to such rules as the Plan Administrator may prescribe, any investment designation, provided any such election is filed with the Plan Administrator, or its delegate, on or before the date and time prescribed by the Plan Administrator. Each investment designation shall remain in effect until effectively changed.

(iv)

The Participant, Beneficiary or Alternate Payee may elect, subject to such rules as the Plan Administrator may prescribe, to reallocate amounts in his or her Account previously invested in the Investment Fund(s) by specifying the desired investment mix among such Funds, provided any such election is filed with the Plan Administrator, or its delegate, on or before the date and time prescribed by the Plan Administrator. Such investment mix shall remain in effect until effectively changed.

(v)

To the extent a particular Investment Fund has restrictions imposed on the transfer in or transfer out of amounts to and from other Investment Funds, such restrictions shall be communicated to the Participants, Beneficiaries and Alternate Payees.

(vi)

The Trustee may, from time to time, have on hand funds which are received as contributions or transfers to the Trust Fund which are awaiting investment or funds received as a result of the disposition of assets pursuant to a tender offer, merger, or other corporation action which are awaiting reinvestment, in which case the Trustee shall have the power to hold the relevant portion of the Trust Fund unallocated and uninvested pending receipt of clear and proper investment directions or pending receipt of a contribution amount which is necessary to carry out an investment direction.

(c)

All or some portion of the Participant’s Account may be invested in Qualifying Employer Securities. If the Participant has investment control, once an investment in the Qualifying Employer Securities Fund is made available to Participants, it shall continue to be available unless the Plan is amended to disallow such available investment. In the absence of an election to invest in Qualifying Employer Securities, Participants shall be deemed to have elected to have their Accounts invested wholly in other investment options of the Investment Fund. Once an election is made, it shall be considered to continue until a new election is made.

5.02	Valuation of Funds/Qualifying Employer Securities

Each Investment Fund shall be valued at fair market value following the close of business on each Valuation Date. Each Account shall be adjusted to reflect the effect of income, collected and accrued, realized and unrealized profits and losses, expenses, and all other transactions (including distributions and contributions) since the immediately preceding Valuation Date. The value of an Account held in the Qualifying Employer Securities

44

Fund may be expressed in units. If the Qualifying Employer Securities are not publicly traded, or if an extremely thin market exists for such securities so that reasonable valuation may not be obtained from the market place, then such securities must be valued at least annually by an independent appraiser who is not associated with an Employer, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a Plan fiduciary.

(a)

If there is a public market for Qualifying Employer Securities of the type held by the Plan, then the Named Fiduciary may use as the value of the securities the price at which such securities trade in such market. If the Qualifying Employer Securities do not trade on the relevant date, or if the market is very thin on such date, then the Named Fiduciary may use for the valuation the next preceding trading day on which the trading prices are representative of the fair market value of such securities in the opinion of the Named Fiduciary.

(b)

Cash dividends payable on the Qualifying Employer Securities shall be reinvested in additional shares of such securities. In the event of any cash or stock dividend or any stock split, such dividend or split shall be credited to the Accounts based on the number of shares of Qualifying Employer Securities credited to each Account as of the payable date of such dividend or split.

(c)	All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgment of the Plan Administrator, do not exceed the fair market value of such securities.
(d)

In the event that the Trustee acquires Qualifying Employer Securities by purchase from a “disqualified person” as defined in Code Section 4975(e)(2) or from a “party in interest” as defined in ERISA Section 3(14), the terms of such purchase shall contain the provision that in the event there is a final determination by the Internal Revenue Service, the Department of Labor, or court of competent jurisdiction that the fair market value of such securities as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash or shares of Qualifying Employer Securities equal in value to the difference between the purchase price and such fair market value for all such shares. In the event that cash or shares of Qualifying Employer Securities are paid or transferred to the Trustee under this provision, such securities shall be valued at their fair market value as of the date of such purchase, and interest at a reasonable rate from the date of purchase to the date of payment or transfer shall be paid by the seller on the amount of cash paid.

(e)

The Plan Administrator may direct the Trustee to sell, resell, or otherwise dispose of Qualifying Employer Securities to any person, including an Employer, provided that any such sales to any disqualified person or party in interest, including an Employer, will be made at not less than the fair market value and no

45

commission will be charged. Any such sale shall be made in conformance with ERISA Section 408(e).

(f)

The Company is responsible for compliance with any applicable Federal or state securities law with respect to all aspects of the Plan, including, but not limited to Section 16 of the Securities Act. If the Qualifying Employer Securities or interest in this Plan are required to be registered in order to permit investment in the Qualifying Employer Securities Fund as provided in this section, then such investment will not be effective until the later of the effective date of the Plan or the date such registration or qualification is effective. The Company, at its own expense, will take or cause to be taken any and all such actions as may be necessary or appropriate to affect such registration or qualification. Further, if the Trustee is directed to dispose of any Qualifying Employer Securities held under the Plan under circumstances which require registration or qualification of the securities under applicable Federal or state securities laws, then the Company will, at its own expense, take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration or qualification.

5.03	Notice to Participants

At least once a year, the Plan Administrator shall notify each Participant (and the Beneficiary of each deceased Participant) and Alternate Payee of the balance in such Participant’s or Alternate Payee’s Account as of the last Valuation Date.

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ARTICLE 6

DISTRIBUTION OF BENEFITS

6.01	Forms of Distribution

With respect to the distribution of either retirement benefits or death benefits:

(a)	The automatic form of benefit payable to or on behalf of a Participant or Beneficiary shall be a single sum cash payment.
(b)

Where a Participant’s Account contains Qualifying Employer Securities, the Participant or Beneficiary may request a distribution of the portion of his or her Account that is held in the Qualifying Employer Securities Fund as a single sum cash payment or a single sum distribution in kind, with fractional shares paid in cash.

6.02	Distribution Election Procedures

The Participant or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made.

6.03	Consent to Distribution
(a)

Vested Account Valued at More than $5,000. If the value of a Participant’s vested Account (excluding Rollover Contributions, if any), exceeds $5,000, no distribution may be made to the Participant unless the Participant is notified no less than thirty (30) days, and no more than ninety (90) days, before the Benefit Commencement Date, that the Participant must consent to the distribution and that the Participant has a right to defer the distribution. Such consent also shall be required if the value of the Participant’s vested Account (excluding Rollover Contributions, if any) at the time of any prior distribution exceeded $5,000. A distribution may commence less than thirty (30) days but not more than seven (7) days after the notice described above is given, provided that the Participant: (i) is informed that he or she has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution; and (ii) after receiving the notice, affirmatively elects a distribution.

Unless and until a Participant files an election to receive a distribution of his or her vested Account, the Participant shall be deemed to have elected to receive a deferred benefit payable following his or her Normal Retirement Date. The Participant may then elect at any time following his or her termination of employment to receive a distribution of his or her vested Account as soon as administratively feasible following the Plan Administrator’s or its delegate’s receipt of such election filed on a prescribed form.

(b)	Vested Account Valued at $5,000 or Less. The consent of the Participant is not required for a distribution of the Participant’s vested Account if the value of the

47

Participant’s vested Account (excluding Rollover Contributions, if any) is not greater than $5,000. The Participant shall receive a distribution of his or her vested Account determined as of the Valuation Date immediately preceding the date of distribution, as soon as practicable following the termination of his or her employment, payable as follows:

(i)

In the event the value of the Participant’s vested Account (including Rollover Contributions, if any) is greater than $1,000 and the Participant does not elect to have such distribution paid in a direct rollover to a specified Eligible Retirement Plan in accordance with Section 6.04 or to receive a single sum, the vested Account shall be payable in a direct rollover to an individual retirement plan established by the Plan Administrator in accordance with the procedure established by the Plan Administrator.

(ii)

In the event the value of the Participant’s vested Account (including Rollover Contributions, if any) is $1,000 or less and the Participant does not elect to have such distribution paid in a direct rollover, it shall be payable as a single sum cash distribution to a specified Eligible Retirement Plan in accordance with Section 6.04.

(c)

Upon Plan Termination. Upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), and if an Employer (or any Affiliate) does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant’s Account balance will, without the Participant’s consent, be distributed to the Participant. However, if any Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Participant’s Account will be transferred, without the Participant’s consent, to the other plan if the Participant does not consent to an immediate distribution.

(d)	The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.
6.04	Direct Rollover

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover in accordance with Code Section 401(a)(31).

6.05	Timing of Distribution
(a)	Unless otherwise elected, benefits shall begin before the 60th day following the close of the Plan Year in which the latest date below occurs:

48

(i)	the date the Participant attains age 65;
(ii)	the 10th anniversary of the year the Participant commenced participation in the Plan; or
(iii)	the date the Participant ceases to be an Employee.

Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while a benefit is immediately distributable, shall be deemed to be an election to defer the start of benefits sufficient to satisfy this Section.

The Participant may elect to have his or her benefits begin after the latest date for beginning benefits described above, subject to the following provisions of this Section. The Participant shall make the election in writing. Such election must be made before his or her Normal Retirement Date or the date he or she ceases to be an Employee, if later. The election must describe the form of distribution and the date benefits will begin. The Participant shall not elect a date for beginning benefits or a form of distribution that would result in a benefit payable when he or she dies which would be more than incidental within the meaning of the applicable Regulations.

(b)

The Participant’s vested Account which results from Elective Deferral Contributions may not be distributed to a Participant or to his or her Beneficiary (or Beneficiaries) in accordance with the Participant’s or Beneficiary’s (or Beneficiaries’) election, earlier than separation from service, death, or disability. Such amount also may be distributed upon:

(i)	Termination of the Plan, as permitted in Article 8.
(ii)

The disposition by an Employer, if an Employer is a corporation, to an unrelated corporation of substantially all of the assets, within the meaning of Code Section 409(d)(2), used in a trade or business of an Employer if an Employer continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

(iii)

The disposition by an Employer, if an Employer is a corporation, to an unrelated entity of an Employer’s interest in a subsidiary, within the meaning of Code Section 409(d)(3), if an Employer continues to maintain the Plan, but only with respect to Employees who continue employment with such subsidiary.

(iv)	The attainment of age 59½ as permitted in Section 6.06 below.
(v)	The hardship of the Participant as permitted in Section 6.07 below.

This Section 6.05(b), other than subsection (v), shall apply to all Matching Contributions made on or after January 1, 2006 and earnings thereon.

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All distributions that may be made pursuant to one or more of the foregoing distributable events will be a retirement benefit and shall be distributed to the Participant according to the distribution of benefit provisions of this Article 6. In addition, distributions that are triggered by (i), (ii) and (iii) above must be made in a lump sum. A lump sum shall include, if applicable, a distribution of an annuity contract.

6.06	In-Service Withdrawals
(a)	A Participant may withdraw any part of his or her vested Account attributable to Rollover Contributions at any time.
(b)	A Participant who has attained age 59½ may withdraw any part of his or her vested Account attributable to Elective Deferral Contributions or Matching Contributions at any time.
6.07	Hardship Withdrawals

A Participant may withdraw any part of his or her vested Account attributable to the Elective Deferral Contributions (but not earnings thereon) in the event of hardship due to an immediate and heavy financial need.

(a)	Immediate and heavy financial need shall be limited to:
(i)	expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);
(ii)	costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);
(iii)

payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents (as defined in Code Section 152 without regard to Code Section 152(b)(1), (b)(2) and (d)(1)(B));

(iv)	payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant’s principal residence; or
(v)	payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependents (as defined in Code Section 152 without regard to Code Section 152(d)(1)(B));
(vi)

expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income); and

50

(vii)

any other distribution which is deemed by the Commissioner of the Internal Revenue Service to be made on account of immediate and heavy financial need as provided in Regulations and other documents of general applicability.

No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need.

(b)	Such withdrawal shall be deemed necessary only if all of the following requirements are met:
(i)

the distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution);

(ii)

the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under the Plan and all other plans maintained by an Employer to the extent such loan would not itself increase the financial hardship; and

(iii)

the Plan, and all other plans maintained by an Employer, provide that the Participant’s elective contributions and participant contributions will be suspended for at least six (6) months after receipt of the hardship distribution.

(c)

A request for a hardship withdrawal shall be made in such manner and in accordance with such rules as the Plan Administrator will prescribe for this purpose (including by means of voice response or other electronic means). Hardship withdrawals shall be a retirement benefit and shall be distributed to the Participant according to the distribution of benefits provisions of this Article. A Forfeiture shall not occur solely as a result of a hardship withdrawal.

6.08	Loans
(a)

Loans shall be made available to all Participants, Beneficiaries or Alternate Payees who are parties-in-interest, as defined by ERISA, on a reasonably equivalent basis. Owner-employees (as defined in Code Section 401(c)(3)) and shareholder-employees (as defined in Code Section 1379 before the enactment of the Subchapter S Revision Act of 1982) are not eligible for loans under this Section. Loans shall not be made to Highly Compensated Employees in an amount greater than the amount made available to other Participants. To the extent that loans were offered under the 401(k) plans of Predecessor Employers, this Plan will accept rollover loan notes from former employees who participated under such plans.

(b)	A loan shall be a Participant-directed investment of his or her Account. The loan is a Trust Fund investment but no Account other than the borrowing Participant’s

51

Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

(c)	The number of outstanding loans shall be limited to two.
(d)	The minimum amount of any loan shall be $500.
(e)

Loans must be adequately secured. No collateral other than a portion (up to 50%) of the Participant’s vested Account shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

(f)

Each loan shall bear a reasonable rate of interest to be determined by the Loan Administrator at the inception of the loan. The interest rate, once determined shall remain in effect for the duration of the loan. In determining the interest rate, the Loan Administrator shall take into consideration interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations. The Loan Administrator shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

(g)	The amount of the loan shall not exceed the lesser of (i) or (ii) below:
(i)	$50,000 reduced by excess, if any, of:
(A)	the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan was made; over
(B)	the outstanding balance of loans from the plan on the date on which such loan was made, or
(ii)	50% of the present value (determined as of the most recent Valuation Date) of the loan applicant’s vested Account under the Plan.
(h)

The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan. If the loan is used to acquire a dwelling unit, which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant, the repayment period shall not be made for a period longer than the repayment period consistent with commercial practices. The period of repayment shall be arrived at by mutual agreement between the Loan Administrator and the Participant if the loan is for a primary residence.

(i)

An application for a loan shall be made in such manner and in accordance with such rules as the Loan Administrator shall prescribe for this purpose (including by means of voice response or other electronic means). The application must specify the amount and duration requested.

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(j)	Each loan shall be fully documented in the form of a promissory note signed by the loan applicant for the face amount of the loan, together with interest determined as specified above.
(k)	There will be an assignment of collateral to the Plan executed at the time the loan is made.
(l)

In those cases where repayment through payroll deduction is available, installments are so payable, and a payroll deduction agreement shall be executed by the Participant at the time the loan is made. Loan repayments that are accumulated through payroll deduction shall be paid to the Trustee as soon as possible as required by ERISA.

(m)

Where payroll deduction is not available, payments may be made in cash in accordance with rules established by the Loan Administrator. Any payment that is not by payroll deduction shall be made payable to the Employer or the Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note. The Loan Administrator shall deposit such amounts into the Plan as soon as possible as required by ERISA.

(n)

The promissory note may provide for reasonable late payment penalties and service fees. Any penalties or service fees shall be applied to all Participants in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Participant as part of the loan balance.

(o)	Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.
(p)

The Plan may suspend loan payments for a period not exceeding one year during which an approved unpaid leave of absence occurs, other than a military leave of absence. The Loan Administrator shall provide the Participant a written explanation of the effect of the suspension of payments upon his or her loan.

(q)

If a Participant separates from service (or takes a leave of absence) from an Employer because of service in the military and does not receive a distribution of his or her vested Account, the Plan shall suspend loan payments until the Participant’s completion of military service or until the Participant’s fifth anniversary of commencement of military service, if earlier, as permitted under Code Section 414(u). The Loan Administrator shall provide the Participant a written explanation of the effect of his or her military service upon his or her loan.

(r)

If any payment of principal and interest, or any portion thereof, remains unpaid for more than ninety (90) days after due, the loan shall be in default. For purposes of Code Section 72(p), the Participant shall then be treated as having received a deemed distribution regardless of whether or not a distributable event has occurred.

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(s)

Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law. The entire principal balance, whether or not otherwise then due, along with accrued interest, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically, but not limited to, the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

(t)

Notwithstanding the above, in the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due shall not occur until a distributable event occurs in accordance with the Plan, and shall not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

(u)

All reasonable costs and expenses, including but not limited to attorney’s fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Participant loan is secured, shall be assessed and collected from the Account of the Participant as part of the loan balance.

(v)

If no distributable event has occurred under the Plan at the time that the Participant’s vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time a distributable event occurs under the Plan. An outstanding loan will become due and payable in full sixty (60) days after a Participant ceases to be an Employee and a party in interest as defined in ERISA or after complete termination of the Plan.

(w)	The Administrator and the Loan Administrator each may adopt such other loan rules and/or procedures as each deem appropriate or necessary for the administration of this Plan.
6.09	Distributions Under Qualified Domestic Relations Orders

The Plan specifically permits distributions to an Alternate Payee under a qualified domestic relations order as defined in Code Section 414(p), at any time, regardless of whether the Participant has attained his or her earliest retirement age, as defined in Code Section 414(p), under the Plan and in any form of payment permitted under the Plan. A distribution to an Alternate Payee before the Participant has attained his or her earliest retirement age is available only if the order specifies that distribution shall be made prior to the earliest retirement age or allows the Alternate Payee to elect a distribution prior to the earliest retirement age.

If any portion of the Participant’s vested Account is payable during the period the Plan Administrator (or its delegate) is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If

54

the Plan Administrator (or its delegate) determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amounts shall be distributed in accordance with the order. If the Plan Administrator (or its delegate) does not make its determination of the qualified status of the order within the 18 month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator (or its delegate) later determines the order is a qualified domestic relations order.

The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the Alternate Payee(s).

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ARTICLE 7

DISTRIBUTION REQUIREMENTS

7.01	General Rules
(a)	Precedence: The requirements of this Article 7 will take precedence over any inconsistent provisions of the Plan.
(b)	Requirements of Regulations Incorporated: All distributions required under this Article 7 will be determined and made in accordance with the Regulations under Section 401(a)(9) of the Code.
7.02	Time and Manner of Distribution
(a)	Required Beginning Date: The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.
(b)

Death of Participant Before Distributions Begin: If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i)

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(ii)

If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)

If there is no designated beneficiary as of the date of the Participant’s death who remains a beneficiary as of September 30 of the year immediately following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv)

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7.02(b), other than Section 7.02(b)(i), will apply as if the surviving spouse were the Participant.

For purposes of this Section 7.02 and Section 7.04, unless Section 7.02(b)(iv) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 7.02(b)(iv) applies, distributions are considered to

56

begin on the date distributions are required to begin to the surviving spouse under Section 7.02(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 7.02(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

(c)

Forms of Distribution: Unless the Participant’s interest is distributed in a single sum on or before the required beginning date, as of the first distribution calendar year, distributions will be made in accordance with Sections 7.03 and 7.04 of this Article 7.

7.03	Required Minimum Distributions During Participant’s Lifetime
(a)

Amount of Required Minimum Distribution For Each Distribution Calendar Year: During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(i)

the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Regulation Section 1.401(a)(9)-9, Q&A-2, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(ii)

if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s surviving Spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Regulation Section 1.401(a)(9)-9, Q&A-3, using the Participant’s and Spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(b)

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death: Required minimum distributions will be determined under this Section 7.03 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

7.04	Required Minimum Distributions After Participant’s Death
(a)	Death On or After Date Distribution Begins:
(i)

Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

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(A)

The Participant’s remaining life expectancy is calculated in accordance with the Single Life Table found in Regulation Section 1.401(a)(9)-9, Q&A-1, using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated in accordance with the Single Life Table found in Regulation Section 1.401(a)(9)-9, Q&A-1, for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(C)

If the Participant’s surviving Spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(ii)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)	Death Before Distributions Begin:
(i)

Participant Survived by Designated Beneficiary. If the Participant dies before the date of distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 7.03(a).

(ii)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

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(iii)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 7.02(a), this Section 7.04(b) will apply as if the surviving spouse were the Participant.

7.05	Definitions

For purposes of this Article 7, the following definitions shall have the following meanings:

(a)

Designated beneficiary: The individual who is designated as the Beneficiary under Section 1.12 of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Regulation Section 1.401(a)(9)-1, Q&A-4.

(b)

Distribution calendar year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 7.02(b). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(c)

Life expectancy: Life expectancy as computed by use of one of the following tables: as appropriate (1) the Single Life Table, (2) Uniform Life Table, or (3) Joint and Last Survivor Table found in Regulation Section 1.401(a)(9)-9.

(d)

Participant’s account balance: The Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)

Required beginning date: The April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or retires, except in the case of a Participant who is a 5-percent owner in which case it is the April 1 of the

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calendar year following the calendar year in which such Participant attains age 70½.

(f)

5-percent Owner: A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416 of the Code of any time during the Plan Year ending with or within the calendar year in which such owner attains age 70½. Once distributions have begun to a

5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

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ARTICLE 8

GENERAL PROVISIONS

8.01	Amendments

The Company, by action of its Chief Executive Officer, may amend or modify this Plan, in whole or in part, at any time in his or her sole discretion, including but not limited to any remedial retroactive changes (within the time specified by the applicable Regulations) to comply with any law or Regulation to which the Plan is subject.

Except as permitted by applicable law, no amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Participant’s accrued benefit.

Except as permitted by applicable law, no amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit.

An amendment shall not decrease a Participant’s vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top heavy status of the Plan as provided in Article 10, changes the computation of the percentage used to determine that portion of a Participant’s Account attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant:

(i)	who has completed at least three (3) Years of Service on the date the election period described below ends; and
(ii)	whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. If after the Plan is changed, the Participant’s nonforfeitable percentage will at all times be as great as it would have been if the change had not been made, no election needs to be provided. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top heavy status of the Plan, and end no earlier than the 60th day after the latest of the date the amendment is adopted (or deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (or deemed amendment) by the Employer or the Plan Administrator.

8.02	Mergers and Direct Transfers

The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated). The Company may enter into merger agreements or direct transfer

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of assets agreements with the sponsors of other retirement plans which are qualified under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. The Company shall not consent to, or be a party to a merger, consolidation, or transfer of assets with a plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) if such action would result in a survivor annuity feature being maintained under this Plan.

The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active Participant only for the purpose of investment and distribution of the transferred assets. Employer Contributions shall not be made for or allocated to the Eligible Employee, until the time he meets all of the requirements to become an Active Participant.

The Plan shall hold, administer, and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets.

A Participant’s protected benefits may be eliminated upon transfer between qualified defined contribution plans if the conditions in Q&A 3(b)(1) in Section 1.411(d)-4 of the Regulations are met. The transfer must meet all of the other applicable qualification requirements.

A Participant’s protected benefits may be eliminated upon transfer between qualified plans (both defined benefit and defined contribution) if the conditions in Q&A 3©(1) in Section 1.411(d)-4 of the Regulations are met. If the Participant is eligible to receive an immediate distribution of his entire nonforfeitable accrued benefit in a single sum distribution that would consist entirely of an eligible rollover distribution under Code Section 401(a)(31), such transfer will be accomplished as a direct rollover under Code Section 401(a)(31). The rules applicable to distributions under the Plan will apply to the transfer, but the transfer will not be treated as a distribution for purposes of the minimum distribution requirements of Code Section 401(a)(9).

8.03	Termination of Plan

The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan, by action of the Compensation Committee of the Board, in whole or in part, at any time, upon giving written notice to all parties concerned.

The Account of each Participant shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of the Plan. The Account of each Participant who is included in the group of Participants deemed to be affected by a partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial termination of the Plan. The Participant’s Account shall continue to participate in the earnings credited, expenses charged, and any appreciation or depreciation of the Investment Fund until his or her vested Account is distributed. The Named Fiduciary, in

62

its sole discretion, shall be responsible for determining whether a partial termination has occurred, and, in its sole discretion, may fully vest the Accounts of a group of Participants because they are affected by a business divestiture, layoff, reduction-in-force or other similar transaction, in which case the rules relating to a partial termination shall apply (even if a true partial termination under Code Section 411(d)(3) has not occurred).

A Participant’s Account which does not result from Elective Deferral Contributions may be distributed to the Participant after the effective date of the complete termination of the Plan. A Participant’s Account resulting from such Contributions may be distributed upon complete termination of the Plan, but only if neither an Employer nor any Affiliate maintains or establishes a successor defined contribution plan (other than an Employer stock ownership plan as defined in Code Section 4975(e)(7), a simplified employee pension plan as defined in Code Section 408(k) or a SIMPLE IRA plan as defined in Code Section 408(p)) and such distribution is made in a lump sum. A distribution under this Article shall be a retirement benefit and shall be distributed to the Participant according to the provisions of Article 6.

The Participant’s entire vested Account shall be paid in a single sum to the Participant as of the effective date of complete termination of the Plan if: (i) the requirements for distribution of Elective Deferral Contributions in the above paragraph are met; and (ii) consent of the Participant is not required to distribute a benefit which is immediately distributable. The small amounts payment is in full settlement of all benefits otherwise payable.

The assets of this Plan shall not be paid to an Employer at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to an Employer. The payment may not be made if it would contravene any provision of law.

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ARTICLE 9

ADMINISTRATION OF THE PLAN

9.01	Administration

Subject to the provisions of this article, the Named Fiduciary has complete control of the administration of the Plan. The Named Fiduciary has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Named Fiduciary has complete discretion to construe and interpret the provisions of the Plan, including ambiguous provisions, if any, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant or Beneficiary may become entitled. The Named Fiduciary’s decisions upon all matters within the scope of its authority shall be final.

The Named Fiduciary may appoint or employ such persons as it deems necessary to render advice with respect to any responsibility it has under the Plan. The Named Fiduciary may delegate to the Plan Administrator and/or any employee any responsibility it may have under the Plan and may designate any other person or persons to carry out any of its responsibilities under the Plan. Any delegation of the Named Fiduciary’s authority under the Plan carries with it the Named Fiduciary’s complete and exclusive authority and discretion to construe and interpret the provisions of the Plan, unless otherwise stated.

Unless otherwise set out in the Plan or Annuity Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm that agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

The Plan Administrator shall receive all claims for benefits by Participants, former Participants and Beneficiaries. The Plan Administrator shall determine all facts necessary to establish the right of any claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

9.02	Employers
(a)	Participating Affiliates:

The Company and each of the Affiliates listed in Attachment A is an Employer that has adopted this Plan. An Affiliate’s participation in this Plan shall be authorized in writing by the Company and by the Affiliate and shall provide that such Affiliate:

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(i)

agrees that the provisions of this Plan and any amendments hereto shall control with respect to the duties, rights and benefits under the Plan of the Affiliate’s employees, their spouses, and other persons designated by the Affiliate’s employees as eligible for benefits under the Plan; and

(ii)

appoints the Named Fiduciary, the Plan Administrator and the Board as its agents to exercise on its behalf all the powers and authority conferred upon the Named Fiduciary, Plan Administrator and the Company under the Plan.

(b)	Employer Contributions:

Contributions made by any Employer shall be treated as Contributions made by the Company. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

(c)	Withdrawal of Employer:

An Employer shall not be an Employer if it ceases to be controlled by or affiliated with the Company. Further, the Company may, in its sole discretion, determine that an Employer shall no longer participate in the Plan and direct that such Employer withdraw from the Plan. Similarly, an Employer may, by action of its board of directors, elect to terminate its participation and withdraw from the Plan.

9.03	Plan Expenses

Expenses of the Plan, to the extent that an Employer does not pay such expenses, may be paid out of the assets of the Plan provided that such payment is consistent with ERISA.

9.04	Assignment and Levy

Except as may be required to comply with a qualified domestic relations order in accordance with Section 6.09, no Participant’s Account under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to do so shall be void; nor shall any such Account be in any manner liable for or subject to the debts, contracts, engagements or torts of the person entitled to a benefit. If any Participant or Beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any Account under this Plan, except as specifically provided herein, or if any Account shall be levied upon, garnished or attached, then such benefit shall, in the discretion of the Named Fiduciary, cease and terminate. In that event the Named Fiduciary will hold or apply the same or any part thereof to or for the benefit of such Participant or Beneficiary, his or her spouse, children or other dependents or any of them in such manner and in such proportion as the Named Fiduciary may deem proper.

9.05	Infancy or Incompetency

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In the event that the Plan Administrator shall find that any person to whom a benefit is payable is an infant or incompetent by reason of physical or mental disability, any payment due to such person, unless a prior claim shall have been made by a duly qualified guardian or other legal representative, may be paid to the spouse, parent, brother or sister of such person, or any other person deemed by the Named Fiduciary to be responsible for the care of such person. Any such payment shall be a payment for the account of the person otherwise entitled to payment of the benefit and shall be a complete discharge of any liability therefor under this Plan

9.06	Missing Persons

If in the case of any benefit payable to a Participant or Beneficiary under this Plan, the Plan Administrator is unable to locate such person within six months following the date a certified letter was mailed to such person’s last known address notifying him or her of the benefit, the amount so distributable shall be treated as a forfeiture. In the event the Participant or Beneficiary is subsequently located, such benefit shall be restored.

9.07	Claim and Appeal Procedures
(a)

Claims made for benefits under the Plan shall be submitted in writing to the Plan Administrator (or its delegate) on a form prescribed for such purpose. Within ninety (90) days after its receipt of a claim for benefits under the Plan, the Plan Administrator (or its delegate) shall give written notice to the claimant of its decision on the claim unless the Plan Administrator (or its delegate) determines that special circumstances require an extension of time for processing the claim.

If an extension of time for processing a claim is needed, a written notice shall be furnished to the claimant within the 90-day period referred to above. The notice shall state the special circumstances requiring the extension and the date by which a decision can be expected. In no event, however, shall such decision be made more than one-hundred-eighty (180) days from the date the claim was filed.

(b)

If a claim for benefits is wholly or partially denied, the Plan Administrator (or its delegate) shall provide the claimant with a notice in a manner calculated to be understood by that individual setting forth:

(i)	the specific reason or reasons for denying payment of the benefits;

(ii)          specific references to the Plan provisions upon which the denial is based;

(iii)	a description of any additional material or information which may be needed to perfect the request, including an explanation of why such material or information is necessary; and
(iv)

an explanation of the Plan’s claim review procedures and the time limits applicable to such procedures and a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA if the claim is denied following review on appeal.

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(c)

Any claimant whose claim for benefits is denied by the Plan Administrator (or its delegate) may appeal to the Named Fiduciary (or its delegate) for review of the denial by making a written request therefore within sixty (60) days of receipt of a notification of denial. Any such request may include any written comments, documents, records and other information relating to the claim and may include a request for “relevant” documents (as defined below) to be provided free of charge. The claimant may if he or she chooses, request a representative to make such written submissions on his or her behalf.

The Named Fiduciary (or its delegate) shall notify the claimant in writing within sixty (60) days after the request for an appeal of its final decision. If, however, the Named Fiduciary (or its delegate) determines that special circumstances require additional time for processing, the Named Fiduciary (or its delegate) may extend such 60-day period, but not by more than an additional sixty (60) days and shall notify the claimant in writing of such extension. The notice shall state the special circumstances requiring the extension and the date by which a decision can be expected. If the period of time is extended due to a claimant’s failure to submit information necessary to decide the claim, the period for making the determination on appeal shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

(d)

In the case of an adverse benefit determination on appeal, the Named Fiduciary (or its delegate) will provide written notification to the claimant, set forth in a manner calculated to be understood by the claimant, of:

(i)           the specific reason or reasons for the adverse determination on appeal;

(ii)          the specific Plan provisions on which the denial of the appeal is based;

(iii)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other information “relevant” (as defined below) to the claimant’s claim for benefits; and

(iv)	a statement of the claimant’s right to bring a civil action under ERISA Section 502(a).
(e)

A decision on review shall be final and binding on all persons for all purposes. If a claimant shall fail to file a request for appeal according to the procedures herein outlined, such claimant shall have no rights to review and shall have no right to bring action in any court, and the denial of the claim shall become final and binding on all persons for all purposes.

(f)

For purposes of this Section, a document, record or other information shall be considered “relevant” to a claimant’s claim if such document, record or other information: (i) was relied upon in making the benefit determination; (ii) was submitted, considered, or generated in the course of making the benefit

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determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; and (iii) demonstrates compliance with the administrative processes and safeguards required in making the benefit determination.

9.08	Voting and Tender of Qualifying Employer Securities

Voting rights with respect to Qualifying Employer Securities will be passed through to Participants. The Trustee shall exercise all voting rights with respect to Qualifying Employer Securities which are allocated to Plan Accounts in accordance with instructions from Participants. Before each meeting of shareholders, an Employer shall cause to be sent to each person with power to control such voting rights a copy of any notice and any other information provided to shareholders and, if applicable, a form for instructing the Trustee how to vote at such meeting (or any adjournment thereof) the number of full and fractional shares subject to such person’s voting control. The Trustee may establish a deadline in advance of the meeting by which such forms must be received in order to be effective.

If Participants control voting rights, each Participant shall be entitled to one vote for each share credited to his or her Account.

If Participants control voting rights, and if some or all of the Participants have not directed or have not timely directed the Trustee on how to vote, then the Trustee shall vote such Qualifying Employer Securities in the same proportion as those shares of Qualifying Employer Securities for which the Trustee has received proper direction for such matter.

Tender rights or exchange offers for Qualifying Employer Securities will be passed through to Participants. As soon as practicable after the commencement of a tender or exchange offer for Qualifying Employer Securities, the Company shall cause each person with power to control the response to such tender or exchange offer to be advised in writing the terms of the offer and, if applicable, to be provided with a form for instructing the Trustee, or for revoking such instruction, to tender or exchange shares of Qualifying Employer Securities, to the extent permitted under the terms of such offer. In advising such persons of the terms of the offer, the Company may include statements from the Board setting forth its position with respect to the offer.

If some or all of the Participants have not directed or have not timely directed the Trustee on how to tender, then the Trustee shall not tender such Qualifying Employer Securities.

If the tender or exchange offer is limited so that all of the shares that the Trustee has been directed to tender or exchange cannot be sold or exchanged, the shares that each Participant directed to be tendered or exchanged shall be deemed to have been sold or exchanged in the same ratio that the number of shares actually sold or exchanged bears to the total number of shares that the Trustee was directed to tender or exchange.

The Trustee shall hold the Participant’s individual directions with respect to voting rights or tender decisions in confidence and, except as required by law or as directed by the

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Named Fiduciary, shall not divulge or release such individual directions to anyone associated with the Company or an Employer. The Named Fiduciary may require verification of the Trustee’s compliance with the directions received from Participants by any independent auditor selected by the Named Fiduciary, provided that such auditor agrees to maintain the confidentiality of such individual directions.

The Named Fiduciary may develop procedures to facilitate the exercise of votes or tender rights, such as the use of facsimile or electronic transmissions for the Participants located in physically remote areas.

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ARTICLE 10

TOP HEAVY PROVISIONS

10.01	Determination of Top-Heavy Status

The Plan shall be considered to be a “top-heavy plan” with respect to a Plan Year if the Plan is included in an “aggregation group” (as defined below) and the aggregation group is a “top-heavy group” (as defined in Section 10.02 below) as of the “determination date” (as defined in Section 10.03 below) with respect to such Plan Year. The required aggregation and permissive aggregation rules are described below:

(a)

Required Aggregation Group. The required aggregation group of an Employer includes each qualified retirement plan (including a simplified employee pension plan) of an Employer in which a “key employee” (as defined in Section 10.07 below) participates in the Plan Year containing the determination date, or any of the four (4) preceding Plan Years. In addition, each other such plan of an Employer which, during this period, enables any such plan in which a key employee participates to satisfy the nondiscrimination in benefits or contributions requirements of Section 401(a)(4) of the Code or the minimum participation standards of Section 410 of the Code, is part of the required aggregation group.

(b)

Permissive Aggregation Group. A permissive aggregation group consists of plans of an Employer that are required to be aggregated, plus one or more plans that are not part of a required aggregation group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the required aggregation group.

(c)

Collectively Bargained Plans. Collectively bargained plans that include a key employee must be included in the required aggregation group for an Employer. Collectively bargained plans that do not include a key employee may be included in a permissive aggregation group. The special top-heavy rules do not apply to collectively bargained plans, however, whether or not they include a key employee.

10.02	Top-Heavy Plan Definition and Ratio

The term “top-heavy group” means any aggregation group if the sum (as of the determination date) of the present value, determined as of the determination date, of the accrued benefits for key employees under all defined benefit plans included in such group and all defined contribution plans included in such group exceeds sixty percent (60%) of a similar sum determined for all Employees, excluding former key employees. In the case of plans that are required to be aggregated, each plan in the required aggregation group will be top-heavy if the group is top-heavy. No plan in the required aggregation group will be top-heavy if the group is not top-heavy. If a permissive aggregation group is top-heavy, only those plans that are part of the required aggregation group are top-heavy. Plans that are not part of the required aggregation group are not top-heavy. The

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Plan Administrator shall determine for each Plan Year whether the Plan is top-heavy, but precise top-heavy ratios need not be computed every year.

10.03	Determination Date

Whether a plan is top-heavy is determined on the determination date. The “determination date” is: (i) the last day of the preceding Plan Year; or (ii) in the case of the first Plan Year, the last day of such first Plan Year. The present value of accrued benefits and distributions made as of the determination date are generally determined as of the determination date. An Employee’s status as a key employee is based on the Plan Year containing the determination date. If more than one plan is aggregated pursuant to Section 10.01, the present value of the accrued benefits (including distributions for key employees and all Employees) is determined separately for each plan as of each plan’s determination date. The plans are then aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year. If the total results show that the plans are top-heavy, each plan will be top-heavy for the plan year commencing immediately following its respective determination date.

10.04	Present Value of Accrued Benefits
(a)

The present value, as of the determination date, of accrued benefits of any participant in a defined contribution plan, for purposes of this Article, includes the balance of: (i) the participant’s account balance as of the most recent valuation date occurring within a twelve (12) month period ending on the determination date; and (ii) an adjustment for employer contributions due as of the determination date which are required to be taken into account on that date under Code Section 416 and applicable Regulations. The present value of such accrued benefits includes Employee contributions, whether voluntary or mandatory, determined as the balance of such Employee’s contribution account as of the determination date. If an Employee has not performed services for an Employer maintaining the Plan or an Affiliate at any time during the one (1) year period ending on the determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account.

(b)

The present value, as of the determination date, of accrued benefits of any participant in a defined benefit plan shall be determined in accordance with Code Section 416 and applicable Regulations. The accrued benefit of a participant other than a key employee shall be determined under: (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employers and Affiliates, or (ii) if there is no such method as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C). The present value of such accrued benefits includes Employee contributions whether voluntary or mandatory, determined as the balance of such Employee’s contribution account as of the determination date. If an Employee has not performed services for an Employer maintaining the Plan or an Affiliate at any time during the one (1) year period

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ending on the determination date, any accrued benefit for such individual shall not be taken into account.

10.05	Adjustments to Present Value of Accrued Benefits
(a)

Distributions. The present values of accrued benefits of an Employee as of the determination date shall be increased by the distribution made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1) year period ending on the determination date. The preceding sentence also shall apply to distributions under a terminated plan which had it not been terminated would have aggregated with the Plan as part of the required aggregation group. In the case of a distribution made for a reason other than separation from service, death or disability, this provision shall be applied by substituting “five (5) year period” for “one (1) year period.”

(b)

Rollovers and Plan-to-Plan Transfers. In the case of unrelated rollovers or plan-to-plan transfers, the plan providing the distributions always counts the distribution and the plan accepting the rollover or transfer does not consider the rollover part of the accrued benefit. In the case of related rollovers or transfers, the plan providing the rollover does not count the rollover as a distribution and the plan accepting the rollover counts the rollover in the present value of the accrued benefits. An unrelated rollover or transfer is both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer. A related rollover or transfer is either not initiated by the Employee or is made to a plan maintained by the same employer.

10.06	Adjustments to Plan Provisions if Plan is Top-Heavy

For any Plan Year that the Plan is top-heavy, the following adjustments to its provisions shall be applicable and shall be implemented by the Named Fiduciary and Plan Administrator where necessary to preserve the qualified status of the Plan:

(a)

Minimum Benefits. For any such Plan Year, a contribution shall be made by an Employer on behalf of each “qualifying non-key employee” (as defined below) employed by such Employer in an amount equal to three percent (3%) of the non-key employee’s Compensation for the year. In the event, however, that the highest “allocation rate” (as defined below) for such Plan Year for any Eligible Employee who is a key employee is less than three percent (3%) of such Eligible Employee’s Compensation for the year, such lesser percentage shall be substituted for “three percent (3%)” in the preceding sentence. As used in this paragraph (a), the term “allocation rate” means the percentage determined by dividing the aggregate amount of contributions made by all Employers, and forfeitures allocated, on behalf of the Eligible Employee for the Plan Year by the amount of the Eligible Employee’s Compensation for the year. For the purposes of this paragraph (a), the term “qualifying non-key employee” shall mean, with respect to a Plan Year, a non-key employee who satisfies each of the following requirements: (i) the non-key employee is an Eligible Employee at any time

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during such Plan Year; (ii) the non-key employee is employed by an Employer on the last day of the Plan Year; (iii) the non-key employee is not a participant in any defined benefit pension plan maintained by an Employer at any time during the Plan Year; and (iv) the non-key employee is not a member of a collective bargaining unit covered by a collective bargaining agreement. Any contribution required to be made on behalf of a non-key employee by an Employer under the provisions of this paragraph (a) shall be allocated to a separate Employer contribution account maintained on behalf of the non-key employee herein.

(b)

Matching contributions. Matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. Matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the Average Contribution Percentage Test and other requirements of Section 401(m) of the Code.

(c)

Notwithstanding paragraph (a), if a non-key employee is a qualifying non-key employee (but for (a)(iii) above), such individual shall receive the minimum top-heavy plan defined benefit accrual of 2% of Compensation each year of service (up to 10 years of service) under the defined benefit pension plan and shall not receive the minimum benefit set forth in (a) above. If such non-key employee does not accrue the required top heavy minimum benefit under the defined benefit pension plan or another plan sponsored by an Employer, such Employer shall make a contribution under this Plan on behalf of such non-key employee for the Plan Year in an amount required to satisfy the provisions of Code Section 416(c).

(d)

Vesting. During top-heavy Plan Years, a Participant credited with Hours of Service after the Plan became top-heavy has a nonforfeitable right to the following percentage of his accrued benefit determined pursuant to the following table except to the extent that a more favorable schedule is provided in Section 3.07.

VESTING SERVICE	NONFORFEITABLE PERCENTAGE
Less than 3 years	0%
3 or more years	100%

After the Plan ceases to be top-heavy, all Participants with three (3) or more Years of Vesting Service shall continue to vest pursuant to the schedule set forth above, there shall be no reduction in accrued vested benefits, but the Plan shall otherwise revert to the vesting provisions applicable prior to its becoming top-heavy or such other provisions as may then otherwise be in effect.

10.07	“Key Employee” and “Non-Key Employee” Defined

As used in this Article 10, a key employee is any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was: (i) an officer of an Employer or an Affiliate having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1)); (ii) a

73

five percent (5%) owner of an Employer or an Affiliate; or (iii) a one percent (1%) owner of an Employer or an Affiliate having annual compensation greater than $150,000. For purposes of this definition the following paragraphs also shall apply:

(a)	The terms “key employee,” “former key employee,” and “non-key employee” include the beneficiaries of such individuals. The term “non-key employee” means any Employee who is not a key employee.
(b)

Whether an individual is an officer shall be determined upon the basis of all the facts, including, for example, the source of the officer’s authority, the term for which elected or appointed, and the nature and extent of the duties to be performed.

(c)

If any self-employed individuals are treated as Employees under this Plan, their earned income from self-employment for services provided to Employers or Affiliates is to be treated as compensation for purposes of this Section.

(d)	The term “annual compensation” means compensation within the meaning of Section 415I(3) of the Code.

The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and applicable Regulations.

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ARTICLE 11

MISCELLANEOUS

11.01	Nonguarantee of Employment

The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or refuse to rehire a former Employee or otherwise act with relation to him or her. Each Employer may take any action (including discharge or refusal to rehire) with respect to any Employee or former Employee or other person and may treat him or her without regard to the effect that such action or treatment might have upon him or her as a Participant in this Plan.

11.02	Titles and Headings

The titles and headings of the respective Articles and Sections are inserted merely for convenience and shall be given no legal effect.

IN WITNESS WHEREOF, this Plan as amended and restated is hereby executed this 22nd day of December, 2006.

COVENTRY HEALTH CARE, INC.

By:   /s/ Dale B. Wolf

Title:   Chief Executive Officer

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APPENDIX I

FIRST HEALTH GROUP CORP. RETIREMENT SAVINGS PLAN

PROTECTED BENEFITS

Notwithstanding any other provision of the Coventry Health Care, Inc. Retirement Savings Plan (the “Plan”) to the contrary, the following shall apply with respect to benefits accrued by employees of First Health Group Corp. and its affiliates before January 1, 2006, under the First Health Group Corp. Retirement Savings Plan (the “FH Plan”) who were participants in the FH Plan as of December 31, 2005 and became Participants in the Plan effective as of

January 1, 2006.

1)	Vesting in Employer Contributions

a)

Except as otherwise provided below with respect to former participants in the CCN, Inc. 401(k) Plan (the “CCN Plan”) and the Claims Administration Corporation Employees’ Savings Plan (the “CAC Plan”), the FH Plan provided for vesting on the following schedule:

Less than 2 years of Vesting Service	0% vested
After 2 years of Vesting Service	25% vested
After 3 years of Vesting Service	50% vested
After 4 years of Vesting Service	75% vested
After 5 years of Vesting Service	100% vested

Participants also become 100% vested in their Account balance in the event of their death or Total and Permanent Disability while still employed.

b)	CCN Plan Participants. The CCN Plan merged into the First Health Plan as of January 1, 2002. The CCN Plan provided for vesting on the following schedule:

Less than 1 year of Vesting Service	0% vested
At least 1 but less than 2 years of Vesting Service	33.3% vested
At least 2 but less than 3 years of Vesting Service	66.7% vested
3 or more years of Vesting Service	100% vested

c)	CAC Plan Participants. The CAC Plan merged into the First Health Plan as of December 31, 2002. The CAC Plan provided for vesting on the following schedule:

Less than 1 years of Vesting Service	0% vested
After 1 year of Vesting Service	20% vested
After 2 years of Vesting Service	40% vested
After 3 years of Vesting Service	60% vested
After 4 years of Vesting Service	80% vested
After 5 years of Vesting Service	100% vested

APP. I. - 1

2)	In-Service Withdrawals

a)	HealthCare Value Management, Inc. Profit Sharing Plan (the “HCVM Plan”) Participants

i)

Age 59½. Except as may otherwise be permitted under Section 6.06, an individual who has attained age 59½ who participated in the HCVM Plan may withdraw all or any portion of his or her vested HCVM account at any time for any reason upon written notice to the Plan Administrator. Such withdrawals are limited to two (2) in any 12-month period.

ii)

Matching and Discretionary Contribution Account. A participant in the HCVM Plan who has been an active participant in the HCVM Plan, the FH Plan and this Plan for at least five (5) years may withdraw any part of his or her vested HCVM Matching Contribution Account and HCVM Discretionary Contribution Account at any time. Such withdrawals are limited to two (2) in any 12-month period.

b)	CAC Plan Participants

i)

Age 59½. Except as may otherwise be permitted under Section 6.06, an individual who has attained age 59½ who participated in the CAC Plan may withdraw all or any portion of his or her CAC Plan vested matching account, CAC Plan 401(k) account, and CAC Plan after-tax account at any time for any reason upon written notice to the Plan Administrator. Such withdrawals are limited to two (2) in any Plan Year. The minimum amount of any such withdrawal is $1,000.

ii)

Withdrawal of CAC Plan Matching Account. A participant in the CAC Plan who has been an active participant in the CAC Plan, the FH Plan and this Plan for at least five (5) years may withdraw any part of his or her vested CAC Plan matching account at any time. A participant in the CAC Plan who has fewer than five (5) years of participation may withdraw any portion of his or her CAC matching account in the CAC Plan that has been in the CAC Plan, the FH Plan and this Plan for at least two (2) years. Such withdrawals are limited to two (2) in any Plan Year. The minimum amount of any such withdrawal is $1,000.

iii)

Withdrawal of CAC Plan After-Tax Account. A participant in the CAC Plan who has a CAC Plan after-tax account may withdraw all or any portion of such account at any time for any reason upon written notice to the Plan Administrator. Such withdrawals shall be limited to two (2) during any Plan Year. The minimum amount of any such withdrawal is $1,000.

c)

CCN Plan Participants. A participant in the CCN Plan who has a CCN Plan after-tax account may withdraw all or any portion of the balance of his or her CCN Plan after-tax account and/or employer contribution account at any time for any reason upon written request to the Plan Administrator.

d)	Other FH Plan Participants. The provisions for in-service withdrawals under the Plan are at least as favorable as those under the FH Plan.

APP. I. - 2

APPENDIX II

FIRST HEALTH PRIORITY SERVICES, INC.

401(k) PLAN

PROTECTED BENEFITS

Notwithstanding any other provision of the Coventry Health Care, Inc. Retirement Savings Plan (the “Plan”) to the contrary, the following shall apply with respect to benefits accrued by employees of First Health Priority Services, Inc. (“FHPS”) before January 1, 2006 under the First Health Priority Services, Inc. 401(k) Plan (the “FHPS Plan”) who were participants in the FHPS Plan on December 31, 2005 and become Participants in the Plan effective as of January 1, 2006.

1)	Vesting

Vesting of benefits accrued under the FHPS Plan occurred in accordance with the following schedule:

Less than 2 years of Vesting Service	0% vested
After 2 years of Vesting Service	20% vested
After 3 years of Vesting Service	40% vested
After 4 years of Vesting Service	60% vested
After 5 years of Vesting Service	80% vested
After 6 years of Vesting Service	100% vested

2)	Vesting Service

For purposes of determining Vesting Service under this Plan, the date of hire as used by the FHPS Plan for First Health Priority Services employees who were participants in the FHPS Plan on December 31, 2005 and who became Participants in this Plan as of January 1, 2006 shall be used as the date of hire under this Plan. In no event will the amount of Vesting Service for such Participants under this Plan be less than the Vesting Service under the FHPS Plan as of December 31, 2005.

3)	In-Service Withdrawals

Except as may otherwise be permitted under Section 6.06, an individual who has attained age 59½ who participated in the FHPS Plan may withdraw all or any portion of his or her vested FHPS account at any time for any reason upon written notice to the Plan Administrator.

APP. II-1 - 2

ATTACHMENT A

EMPLOYERS

An Affiliate of the Company will be an Employer provided that:

1.	the Affiliate has Employees; and
2.	the Affiliate is not specifically excluded from participation in the Plan.

As of January 1, 2006, the following Affiliates are specifically excluded from participation in the Plan:

FHC, Inc. (an Ontario corporation)

ATT.A.1 - 2